                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                             Metal Management, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                             METAL MANAGEMENT, INC.
                           500 NORTH DEARBORN STREET
                                   SUITE 405
                            CHICAGO, ILLINOIS 60610
                                 (312) 645-0700

                            ------------------------

               NOTICE OF 2002 ANNUAL MEETING AND PROXY STATEMENT
                        MEETING DATE: SEPTEMBER 18, 2002

                            ------------------------

Dear Stockholder:

     You are cordially invited to attend our 2002 Annual Meeting of Stockholders. We will meet at the Sheraton Newark Airport Hotel, 128 Frontage Road, Newark, New Jersey on Wednesday, September 18, 2002, at 9:00 a.m., Eastern Time.

     The matters we will be acting on at the meeting are described in the attached Notice of Meeting and Proxy Statement. Metal Management's activities and performance during fiscal 2002 are reviewed in the enclosed Form 10-K.

     Your vote is important. I urge you to vote your shares by proxy, even if you plan to attend the meeting. This will insure that your shares are voted. Please fill out, sign and return your proxy card promptly.

     On behalf of your Board of Directors, thank you for your continued support.

Sincerely,

/s/ Albert A. Cozzi
Albert A. Cozzi
Chairman and Chief Executive Officer

Chicago, Illinois

August 19, 2002

                             METAL MANAGEMENT, INC.
                      500 NORTH DEARBORN STREET, SUITE 405
                            CHICAGO, ILLINOIS 60610
                                 (312) 645-0700

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

Date:    Wednesday, September 18, 2002

Time:    9:00 a.m., Eastern Time

Place:   Sheraton Newark Airport Hotel, 128 Frontage Road, Newark, New Jersey

     At our Annual Meeting of Stockholders we will ask you:

     1. To elect five directors of the Company to serve until the 2003 Annual Meeting of Stockholders;

     2. To approve the Metal Management, Inc. 2002 Incentive Stock Plan;

     3. To approve the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending March 31, 2003; and

     4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     We are pleased to be holding our first Annual Meeting of Stockholders of the Company since our plan of reorganization pursuant to Chapter 11 of the U.S. Bankruptcy Code became effective on June 29, 2001, following the filing, on November 20, 2000, of voluntary petitions of bankruptcy with the United States Bankruptcy Court for the District of Delaware.

     If you were a stockholder of record at the close of business on August 14, 2002, you may vote at our Annual Meeting or any adjournment of the meeting. A list of our stockholders will be maintained and open for examination by any stockholder, for any purpose germane to the Annual Meeting, during regular business hours at the above address of the Company for ten days prior to the meeting.

     Please promptly complete, sign, date and return the enclosed proxy card. You may revoke your proxy at any time before it is voted at the meeting.

                                          On Behalf of the Board of Directors,

                                          /s/ Robert C. Larry
                                          Robert C. Larry
                                          Secretary

Chicago, Illinois

August 19, 2002

                             METAL MANAGEMENT, INC.
                      500 NORTH DEARBORN STREET, SUITE 405
                            CHICAGO, ILLINOIS 60610
                            ------------------------

                                PROXY STATEMENT
                            ------------------------


     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Metal Management, Inc., a Delaware corporation, which we refer to in this Proxy Statement as the "Company," of proxies for use at the Annual Meeting of Stockholders of the Company to be held on Wednesday, September 18, 2002, beginning at 9:00 a.m., Eastern Time, at the Sheraton Newark Airport Hotel, 128 Frontage Road, Newark, New Jersey, and any adjournments of the meeting. This Proxy Statement, the accompanying proxy card and the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2002 are being mailed to stockholders on or about August 19, 2002.


                   PROXY SOLICITATION AND VOTING INFORMATION

WHO IS ENTITLED TO VOTE?

     Stockholders of record at the close of business on August 14, 2002, the Record Date, may vote at the meeting. Each share of the Company's common stock is entitled to one vote on each voting matter.

WHAT CONSTITUTES A QUORUM AT THE MEETING?


     A majority of the outstanding shares of the Company's common stock, represented in person or by proxy, will constitute a quorum for transacting business. On the Record Date, outstanding shares were 9,372,015.


HOW DO I VOTE?

     The enclosed proxy is solicited by our Board of Directors. To vote, please complete, sign and date each proxy card you receive and return it in the prepaid envelope. Proxies will be voted if properly signed, received prior to the close of voting at the meeting and not revoked. Where you specify a choice with respect to any matter, your shares will be voted as you specify. If a properly executed proxy card is returned in a timely manner and no space is marked, it will be voted (1) for all nominees for director, (2) for the approval of the Metal Management, Inc. 2002 Incentive Stock Plan, (3) for approval of the selection of PricewaterhouseCoopers as the Company's independent public accountants for the fiscal year ending on March 31, 2003, and (4) and in accordance with the best judgment of the proxy holders, in the interest of the Company, on any other matters properly brought before the meeting.

HOW CAN I REVOKE MY PROXY?

     After you return a proxy you may revoke it at any time before its use. To revoke it, you may (1) deliver a written notice of revocation to our corporate secretary, (2) submit a properly executed, subsequently-dated proxy or (3) vote in person at the meeting.

WHO WILL COUNT THE VOTE?

     Representatives of LaSalle Bank National Association will count the vote, and LaSalle will serve as Inspector of Election.

WHAT VOTE IS REQUIRED TO APPROVE EACH MATTER?

     The nominees receiving the highest number of votes will be elected directors. Approval of the 2002 Incentive Stock Plan and the selection of PricewaterhouseCoopers as the Company's independent public accountants for the fiscal year ending on March 31, 2003 will each require a majority of the votes cast by stockholders on the proposal. Abstentions are counted for purposes of determining a quorum. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy (sometimes referred to as "broker non-votes"), those shares will not be counted for purposes of determining the presence of a quorum. Abstentions, broker non-votes or failure to vote are disregarded in tabulating voting results. Stockholders may not cumulate their votes.

WHO PAYS FOR THE COSTS OF SOLICITING PROXIES?

     The Company will be responsible for all costs of soliciting proxies, including charges made by brokers and others holding common stock in their names or in the names of nominees, for reasonable expenses incurred in sending proxy materials to beneficial owners and obtaining their proxies. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally and by telephone and telegraph, all without extra compensation.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

     The Company's amended and restated bylaws provide that the Board of Directors of the Company shall establish the number of directors who serve on our Board from time to time. The current number of directors has been established at five (5). The Board of Directors has resolved that the number of directors to be elected at the 2002 Annual Meeting is five. Each director of the Company holds office until his successor is elected and qualified or until his earlier death, resignation or removal.

     Each of the nominees has indicated his willingness to serve if elected, and the Board of Directors has no reason to believe that any of the nominees will be unavailable for election, but if such a situation should arise, the proxy will be voted in accordance with the best judgment of the proxyholder for such person or persons as may be designated by the Board of Directors, unless the stockholder has directed otherwise.

     The names of the nominees, their ages as of June 30, 2002, and certain other information about them are set forth below:

NAME                                        AGE                        POSITION
----                                        ---                        --------
Albert A. Cozzi...........................  57    Chairman of the Board and Chief Executive Officer
Daniel W. Dienst(1)(2)....................  35    Director
John T. DiLacqua(1)(2)....................  50    Director
Kevin P. McGuinness(2)....................  80    Director
Harold J. Rouster(1)(2)...................  53    Director

---------------
(1) Member of the Audit Committee.
(2) Member of the Compensation Committee.

     Albert A. Cozzi joined the Company's Board of Directors in December 1997, following the Company's merger with Cozzi Iron & Metal, Inc. ("Cozzi Iron & Metal") and has served as the Company's Chairman of the Board and Chief Executive Officer since July 1999. From December 1997 to July 1999, Mr. A. Cozzi served as the Company's President and Chief Operating Officer. Mr. A. Cozzi was employed by Cozzi Iron & Metal from 1963 to December 1997, and from 1980 to December 1997 served as its President. Mr. A. Cozzi served as the Company's Senior Vice President and Chief Operating Officer from September 1997 through December 1997. Mr. A. Cozzi received an M.B.A. from the University of Chicago. From 1990 to 1992, he served as Chairman of the Ferrous Committee of the Institute of Scrap Recycling Industries ("ISRI"), an industry association. Mr.
A. Cozzi is the brother of Frank J. Cozzi, an executive officer of the Company. Mr. A. Cozzi was the Chairman of the Board and Chief Executive Officer of the Company at the time of its bankruptcy filing on November 20, 2000.

     Daniel W. Dienst joined the Company's Board of Directors on June 29, 2001. Mr. Dienst currently serves as a Managing Director of the Corporate and Leveraged Finance Group of CIBC World Markets Corp. ("CIBC World Markets"), a diversified global financial services firm, a position he has held since May 2000. From January 1999 through April 2000, Mr. Dienst held various positions within CIBC World Markets, including Executive Director of the High Yield/Financial Restructuring Group. From October 1995 to March 1998, Mr. Dienst served in various capacities with Jefferies & Company, Inc., most recently as its Vice President, Corporate Finance/Restructurings. Mr. Dienst is a graduate of Washington University and received a J.D. from The Brooklyn Law School.

     John T. DiLacqua joined the Company's Board of Directors on June 29, 2001. Since January 1999, Mr. DiLacqua has served as a director and President and Chief Executive Officer of Envirosource, Inc. ("Envirosource"). Envirosource is a supplier to industrial customers of specialized services that primarily involve the recycling, handling, stabilization or landfilling of environmentally sensitive wastes or by-products. From October 1997 to December 1998, Mr. DiLacqua served as President of the U.S. Ferrous Operations of Philip Metals, Inc., which included, among other companies, the former Luria Brothers Division of Connell Limited Partnership ("Luria Brothers"). Prior to that, he served as the President of Luria Brothers from May 1994 to October 1997, and, from December 1990 to May 1994, he served as its Vice President of Finance and

Administration. Mr. DiLacqua is a graduate of Temple University and received a M.B.A. from Carnegie Mellon University. He is a certified public accountant.

     Kevin P. McGuinness joined the Company's Board of Directors on June 29, 2001. Mr. McGuinness has extensive experience in both the scrap metal recycling and shipping industries, having spent over 50 years in various executive and managerial capacities with SimsMetal, Ltd., and its predecessor companies ("SimsMetal"), including as its Managing Director from 1962 until 1976. SimsMetal is the largest scrap metal processor in Australia, with extensive scrap metal and shipping operations throughout the Far East. Since his retirement from SimsMetal in 1986, Mr. McGuinness has acted as a consultant to many companies in the metals and shipping industries, including China Mineral Import and Export Co. (1991-1995), Hiuka America Corp. (1995-1996), Oxnard Metal Corp. (1997-Present) and Shui Wing Steel Co., Hong Kong (1992-Present). Mr. McGuinness is the former President of the Australia-China Economic Co-operation Committee. Mr. McGuinness is the brother-in-law of Alan D. Ratner, an executive officer of the Company.

     Harold J. Rouster joined the Company's Board of Directors on June 29, 2001. Since January 2001, Mr. Rouster has served as President and Chief Operating Officer of Wendt Corporation, a worldwide manufacturer of automobile shredding equipment. From September 1997 to December 2000, Mr. Rouster served as Vice President and Chief Operating Officer of Recycling Industries, Inc., a company engaged in the scrap metals recycling industry. Mr. Rouster also spent 22 years at The David J. Joseph Company, a scrap metals recycler and significant broker of scrap metal. Mr. Rouster also spent 5 years at Procter & Gamble, an international consumer products company, in various executive and managerial positions. Mr. Rouster is a graduate of Muskingum College.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors met in person or by telephone eleven times during the fiscal year ended March 31, 2002. Each director attended 75% or more of the aggregate number of meetings of the Board of Directors and meetings of committees on which such director served during fiscal 2002. The Board of Directors has an Audit Committee and a Compensation Committee.


     The Audit Committee consists of Messrs. Dienst, DiLacqua (Chair) and Rouster, three of the Company's "independent" directors (as such term is defined in Rule 4200(a)(14) of the NASD's listing standards). It met four times during fiscal 2002. Its duties include:


     - Making recommendations to the Board of Directors with respect to the Company's appointment of independent auditors;

     - Meeting periodically with members of internal audit and independent accountants on matters such as the scope of audits and reports;

     - Reviewing significant accounting policies and procedures;

     - Reviewing the performance of overall accounting and financial controls of the Company;

     - Reviewing the quarterly and annual financial statements and public filings and press releases thereto; and

     - Adopting the Audit Committee Charter (see Appendix B).

     The Compensation Committee consists of Messrs. Dienst, DiLacqua, McGuinness and Rouster (Chair), four of the Company's "independent" directors. It met three times during fiscal 2002. Its duties include:

     - Recommending compensation and benefit programs for the Company to the Board of Directors;

     - Setting executive compensation levels and reviewing the performance of the officers of the Company;

     - Administering the Company's stock compensation plan; and

     - Reporting to the stockholders about executive compensation.

DIRECTOR COMPENSATION

     Directors who are employees of the Company are not compensated for their additional services as directors. During fiscal 2002, non-employee directors of the Company ("Outside Directors") were paid quarterly retainers of $5,000. In addition, Outside Directors were paid a fee of $1,000 for each board or committee meeting attended in person (other than board and committee meetings held on the same day for which only one meeting fee is paid), $250 for each board or committee meeting attended by telephone, and were reimbursed for their reasonable expenses in attending such meetings. In addition, each Outside Director received a warrant to purchase 15,000 shares of the Company's common stock with an exercise price of $6.50 per share.

     Beginning in fiscal 2003, Outside Directors will receive quarterly retainers of $6,250. In addition, Outside Directors will be paid a fee of $1,500 for each board or committee meeting attended in person (other than board and committee meetings held on the same day) and from $500 to $1,500 for each board or committee meeting attended by telephone as determined by the Chairman of the Board of Directors, based upon his determination of the time and effort involved in the Outside Directors' preparation for and participation in any such meeting. Additionally, each Outside Director will receive an annual grant of an option to purchase 15,000 shares of the Company's common stock (assuming adoption of Proposal No. 2).

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE.

                                 PROPOSAL NO. 2
                   APPROVAL OF THE 2002 INCENTIVE STOCK PLAN

     The 2002 Incentive Stock Plan (the "Plan") was adopted by the Board of Directors on July 25, 2002. At the Annual Meeting, you are being asked to approve the adoption of the Plan and the issuance of up to 2,000,000 shares of the Company's common stock under the Plan. The shares reserved for issuance under the Plan are to be reserved from authorized but unissued shares of common stock and from shares of common stock that have been reacquired by the Company. The following summary of the Plan is qualified in its entirety by the specific language of the Plan, which is attached as Appendix A.

GENERAL

     The Plan provides for the authority of the Compensation Committee to grant several types of stock-based awards to the Company's employees, consultants and directors, including:

     - incentive stock options ("ISOs") under section 422 of the Internal Revenue Code (the "Code"),

     - non-qualified stock options ("NQSOs") (NQSOs together with ISOs, "Options"),

     - stock appreciation rights ("SARs") and

     - stock grants,

each of which is described in detail below.

     The purposes of the Plan are to:

     - help the Company to attract and retain personnel for positions of substantial responsibility,

     - provide additional incentive to key employees and consultants of the Company and its subsidiaries and affiliates, and directors of the Company, to increase the value of the Company, and

     - promote the success of the Company's business by providing key employees, consultants and directors with a stake in the future of the Company that corresponds to the stake of the Company's shareholders.

     The Plan is administered by the Compensation Committee. The Compensation Committee identifies the employees or consultants who may be granted stock-based awards, the number and type of such awards granted, and the other terms of the awards (consistent with the terms of the Plan). The Compensation

Committee, in its discretion, may delegate to one or more of its members or one or more officers of the Company the right to grant awards to employees or consultants who are not officers of the Company. The Compensation Committee also has the power to interpret the Plan and to take such action in the administration and operation of the Plan as it deems equitable under the circumstances. The Plan provides for annual NQSO grants to be made to non-employee directors of the Company. In any calendar year, no employee or consultant may be granted Options, SARs or stock grants for more than 500,000 shares of common stock in the aggregate.

OPTIONS

     Each Option will entitle the holder to purchase a specified number of shares of common stock. Each Option granted under the Plan is evidenced by a stock option certificate that sets forth the specific terms of the grant. The exercise price and vesting schedule (if any) of each Option will be determined by the Compensation Committee and set forth in the stock option certificate. The Compensation Committee in its discretion may accelerate the vesting of an Option. A stock option certificate may provide for the exercise price of an Option to be paid in cash, by check, in shares of the Company's common stock that have been held by the optionee for at least six months, or in any combination of the foregoing, or by such other means that the Compensation Committee determines appropriate at the time of grant of the Option. In addition, the exercise price may be paid through a broker-facilitated cashless exercise procedure acceptable to the Compensation Committee or its delegate that is facilitated through a sale of stock.

     The per share exercise price for an ISO must equal at least 100% of the fair market value (as defined in the Plan) of a share of the Company's common stock on the date of grant of the Option (except in the case of an ISO granted to a 10% shareholder under section 422(b)(6) of the Code, in which case the exercise price must equal at least 110% of fair market value). The per share exercise price for a NQSO may be equal to, greater than or less than the fair market value (as defined in the Plan) of a share of the Company's common stock on the date of grant of the Option. The term of an Option may not exceed ten years (except in the case of an ISO granted to a 10% shareholder, in which case the term may not exceed five years).

     ISOs may be granted only to employees (including officers) of the Company and its current and future subsidiary corporations. NQSOs may be granted to employees or consultants of the Company and its subsidiary corporations and affiliates. In addition, annual NQSO grants are made to non-employee directors of the Company. Special rules apply under section 422 of the Code to the amount of common stock that may be subject to awards of ISOs that vest during any year.

     Unless a stock option certificate provides otherwise, if a participant's employment or consulting relationship with the Company or its subsidiary corporations or affiliates terminates:

     - for any reason other than death, total and permanent disability, retirement or cause (as such terms are defined in the Plan), the participant may exercise his or her Options (to the extent vested at the time of termination) for 3 months (1 year for a NQSO in the case of retirement) after such termination,

     - on account of total and permanent disability or death of the participant, the participant's Options will vest immediately and the participant or, in the case of death, the participant's estate or beneficiary will be entitled to exercise such Options for a period of two years from termination in the case of NQSOs and for a period of one year after termination in the case of ISOs, and

     - for cause, all outstanding Options granted to the participant will expire at the time of such termination.

Notwithstanding the foregoing, however, no Option may be exercised after the expiration of its original term.

     The Plan authorizes the automatic grant of a NQSO to purchase 15,000 shares of common stock to each person who is a non-employee member of the Board of Directors on the date of the 2002 Annual Meeting and in each of the Company's fiscal years beginning after the 2002 Annual Meeting; provided such person is a director on the first day of each such fiscal year. In addition, each person who becomes a non-employee director after the first day of the Company's fiscal year automatically will be granted a NQSO to purchase shares of common stock, but the 15,000 share maximum will be pro-rated (on a monthly basis) for the portion of the fiscal year during which such person is a director. The grant date for an Option granted to a non-employee director serving on the Board of Directors on the first day of the Company's fiscal year will be the date of the first Board of Directors meeting in the first fiscal quarter of such fiscal year or, if no Board of Directors meeting has occurred by the last day of the first quarter, the grant date will be the last day of the first quarter. If a person becomes a non-employee director during the course of the fiscal year, the Option will be granted as of the later of (1) the grant date for directors serving on the first day of the fiscal year or (2) the first day on which the individual becomes a non-employee director.

     The Options granted to non-employee directors vest on the last day of the Company's fiscal year during which the grant is made. The price to be paid for each share of common stock upon exercise of an Option granted under the Plan to a non-employee director is 100% of the fair market value (as determined under the Plan) of a share of common stock on the date the Option is granted. The type of consideration to be paid for the shares of common stock issued upon exercise of a non-employee director Option may consist of cash, check, common stock that has been held by the director for at least 6 months, or any combination of the foregoing. In addition, the exercise price may be paid through a broker-facilitated cashless exercise procedure that is acceptable to the Board of Directors and that is facilitated through a sale of stock.

     The Plan also contains provisions addressing the ability of a non-employee director to exercise Options in the event of termination as a director. If an optionee ceases to serve as a director, he or she may exercise his or her Option (to the extent vested) within 3 months after the date the optionee ceases to serve as a director (12 months for terminations on account of death or disability), provided that in the case of death, the Options may be exercised by the optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance.

STOCK APPRECIATION RIGHTS

     The Plan permits the granting of SARs to employees and consultants of the Company or its subsidiary corporations or affiliates. A SAR is a right to receive (upon exercise of the SAR) the appreciation in the fair market value of a share of the Company's common stock from the date the SAR is granted. SARs may be granted under the Plan in connection with Options or as stand-alone awards. A SAR granted as a stand-alone award may be exercisable no later than the tenth anniversary of the date of grant. A SAR granted in connection with an Option is exercisable only at such time or times, and to the extent that, the Option to which it relates is exercisable.

     Upon the exercise of a SAR, an employee or consultant will receive an amount in cash, the Company's common stock or both (as determined by the Compensation Committee) equal in value to the excess of the fair market value (as defined in the Plan) of one share of common stock on the date of exercise over the price per share specified in the related grant certificate, multiplied by the number of shares for which the SAR is exercised. To the extent a SAR granted in connection with an Option is exercised, the related Option will no longer be exercisable. Similarly, to the extent an Option granted with a SAR is exercised, the SAR will no longer be exercisable.

STOCK GRANTS

     The Plan permits the making of stock grants to employees and consultants of the Company or its subsidiary corporations or affiliates. A stock grant is an award of the Company's common stock that may be subject to conditions prior to grant and may be subject to objective employment, performance or other forfeiture conditions. The Compensation Committee will impose such grant and forfeiture conditions, if any, as it determines appropriate, which may include, for example, continuous employment for a specified term or the attainment of specific performance goals. The Compensation Committee may provide for the deemed satisfaction of the conditions to which a stock grant is subject and the early vesting of the stock grant.

     Stock grant shares are registered in the name of the participant at the time of grant and the participant is entitled to vote the shares and to receive cash dividends on the shares while the shares are subject to forfeiture. If dividends are paid in stock during the restriction period, the dividends are subject to the same restrictions as the underlying shares of common stock.

TRANSFERABILITY

     Options, SARs and stock grants are not transferable other than

     - by will or by the laws of descent and distribution,

     - pursuant to a qualified domestic relations order (except for an ISO), or

     - with the consent of the Compensation Committee.

ADJUSTMENTS

     Upon (1) a change in the Company's capitalization, such as a stock dividend or stock split, effected without receipt of consideration by the Company or (2) a corporate transaction, such as a merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, the Compensation Committee will adjust the shares reserved for issuance under the Plan, the individual calendar year award limits under the Plan, the annual non-employee director grants, the shares subject to outstanding Options and other awards granted under the Plan, the exercise price of outstanding Options, the base price of outstanding SARs, and the conditions applicable to outstanding stock grants, as it determines equitable. Any shares of common stock subject to an Option or stock grant that remain unissued after cancellation, expiration or exchange of the Option or stock grant, or that are forfeited after issuance, will again be available for issuance under the Plan.

EFFECTS OF CERTAIN CHANGES IN CONTROL

     Upon the occurrence of a change in control of the Company (as defined in the Plan), outstanding Options, SARs and stock grants fully vest, and in addition, the Board of Directors has the right to cancel such awards if

          (1) the Company transfers to the participant the number of shares of common stock determined by dividing (a) the excess of the fair market value of the number of shares that remain subject to the exercise of the Option or SAR over the total option price or SAR price for such shares, by (b) the fair market value of a share of common stock on such date, or

          (2) the Company transfers to the participant the same consideration that the participant otherwise would receive as a shareholder of the Company in connection with the change in control if the participant had held the number of shares of common stock that would have been transferable to him or her under (1) above.

AMENDMENT; TERMINATION

     The Board of Directors may amend, suspend or terminate the Plan at any time, provided that (1) the Plan may not be amended without shareholder approval to the extent such approval is required under applicable law and (2) no amendment, suspension or termination of the Plan may adversely affect any rights under an award previously made under the Plan without the consent of the participant. The Plan will continue in effect until the tenth anniversary of its adoption unless previously terminated by the Board of Directors.

PAYMENT OF TAXES

     The Company may withhold from any payment to a participant any required withholding taxes due in connection with an Option or other award under the Plan and, if such payment is not sufficient to satisfy the withholding taxes, may require the participant to pay the required withholding amount to the Company. The Compensation Committee also can provide in a stock option certificate or other award certificate for a participant to satisfy withholding by electing to have the Company withhold from delivery shares of common stock equal to the amount of tax to be withheld.

FEDERAL INCOME TAX ASPECTS OF THE 2002 INCENTIVE STOCK PLAN

     The following is a general summary of the federal income tax consequences of the Plan based on current federal income tax laws, regulations (including proposed regulations) and judicial and administrative interpretations thereof, all of which are frequently amended, and which may be retroactively applied to transactions described herein. Individual circumstances may vary these results. Furthermore, individuals participating in the Plan may be subject to taxes other than federal income taxes, such as federal employment taxes, state and local income taxes and estate or inheritance taxes.

     Incentive Stock Options. The grant of an ISO option will not result in any federal income tax to an employee. Upon the exercise of an ISO, the employee normally will not recognize any income for federal income tax purposes. However, the excess of the fair market value of the shares transferred upon the exercise over the exercise price of such shares (the "Spread") generally will constitute an adjustment to income for purposes of calculating the alternative minimum tax ("AMT") of the employee for the year in which the option is exercised, and such employee's federal income tax liability may be increased as a result of such exercise under the AMT. If the common stock transferred pursuant to the exercise of an ISO is disposed of within two years from the grant date or within one year from the date of exercise (the "ISO Holding Periods"), the employee generally will recognize ordinary income equal to the lesser of (1) the gain realized (i.e., the excess of the amount realized on the disposition over the exercise price) or (2) the Spread. The balance, if any, of the employee's gain over the amount treated as ordinary income on the disposition generally will be long-term or short-term capital gain depending upon the holding period. If the ISO Holding Periods are met, the disposition of shares acquired upon the exercise of an ISO generally will result in long-term capital gain or loss treatment with respect to the difference between the amount realized on the disposition and the exercise price.

     If a participant surrenders previously-owned shares (other than any shares acquired upon the exercise of an ISO that have not satisfied the ISO Holding Periods) in payment of any or all of the exercise price of an ISO, shares received upon exercise of the ISO equal in number to the previously-owned shares surrendered will have the tax basis and capital gain holding period applicable to the surrendered shares. The additional shares received upon exercise of the ISO will have a tax basis equal to the cash paid on exercise (if any) and a new capital gain holding period commencing on the date following the date of exercise. Special rules not discussed above will apply if a participant surrenders previously-owned shares acquired upon the exercise of an ISO that have not satisfied the ISO Holding Periods in payment of any or all of the exercise price of an ISO.

     Non-Qualified Stock Options. The grant of a NQSO will not result in any federal income tax to a participant. Upon the exercise of a NQSO, a participant generally will recognize ordinary income in an amount equal to the excess of the fair market value of the shares over the exercise price. Such fair market value generally will be determined on the date the shares are transferred pursuant to the exercise. If, however, the participant's sale of the shares within six months of the transfer would subject him or her to suit under section 16(b) of the Exchange Act, the participant will not recognize income on the date the shares are transferred to him or her, but will recognize income at a later date. In this case, income will be based on the difference between the exercise price and the fair market value of the shares on the date that is the earlier of (1) six months after the date of the transfer or (2) the first date that the shares can be sold by the participant without liability under section 16(b). However, if the participant timely elects under section 83(b) of the Code, fair market value of the shares will be determined on the date the shares are transferred pursuant to the exercise without regard to the effect of section 16(b). The sale or other taxable disposition of shares of stock acquired through the exercise of a NQSO generally will result in a short-term or long-term capital gain or loss equal to the difference between the amount realized on the disposition and the fair market value of the shares when ordinary income was recognized.

     If a participant surrenders previously-owned shares (other than any shares acquired upon the exercise of an ISO that have not satisfied the ISO Holding Periods) in payment of any or all of the exercise price of a NQSO, shares received upon exercise of the NQSO equal in number to the previously-owned shares surrendered will have the tax basis and capital gain holding period applicable to the surrendered shares. The additional shares received upon exercise of the NQSO will have a tax basis equal to the amount taxable as ordinary income upon exercise of the NQSO (as described in the immediately preceding paragraph) plus the cash paid on exercise (if any) and a new capital gain holding period commencing on the date following the date of exercise. Special rules not discussed above will apply if a participant surrenders previously-owned shares acquired upon the exercise of an ISO that have not satisfied the ISO Holding Periods in payment of any or all of the exercise price of a NQSO.

     Stock Appreciation Rights. The grant of SARs ordinarily will not result in taxable income to a participant. Upon the exercise of a SAR, a participant will recognize ordinary income in an amount equal to the cash or the fair market value of the shares of common stock, if any, received by the participant.

     Stock Grants. A participant who receives a stock grant under the Plan generally will be taxed at ordinary income rates on the fair market value of the shares when they vest. However, a participant who timely elects under section 83(b) of the Code will recognize ordinary income on the date of issuance of the stock equal to the fair market value of the shares on that date. If a section 83(b) election is made, no additional taxable income will be recognized by the participant at the time the shares vest. However, if such shares are forfeited, no tax deduction is allowable to the participant for the forfeited shares.

     Tax Consequences to the Company. The Company generally will be entitled to a federal income tax deduction in an amount equal to the amount of ordinary income recognized by a participant in connection with an option or other award under the Plan in the year such ordinary income is recognized by the participant.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EXISTING EQUITY COMPENSATION PLANS

     As of March 31, 2002, the Company has authorized warrants to purchase an aggregate of 1,500,000 shares of the Company's common stock of which grants totaling 1,487,500 shares have been made. The warrants were granted pursuant to the Management Equity Incentive Plan, which was approved by a majority of the predecessor company's creditors, who upon effectiveness of the Company's plan of reorganization represented a majority of our stockholders, by their vote to approve the Company's plan of reorganization. The warrants granted are subject to a multi-year vesting schedule and have an exercise price which was significantly higher than the fair market value of the Company's stock on the date of grant. The following table provides information regarding the Company's outstanding equity compensation plans in plans approved by stockholders (line item "Equity compensation plans approved by security holders") compared to those equity compensation plans issued outside of stockholder-approved plans (line item "Equity compensation plans not approved by security holders") as of March 31, 2002:

                                   NUMBER OF SECURITIES TO     WEIGHTED-AVERAGE       NUMBER OF SECURITIES
                                   BE ISSUED UPON EXERCISE    EXERCISE PRICE OF      REMAINING AVAILABLE FOR
                                   OF OUTSTANDING OPTIONS,   OUTSTANDING OPTIONS,     FUTURE ISSUANCE UNDER
PLAN CATEGORY                        WARRANTS AND RIGHTS     WARRANTS AND RIGHTS    EQUITY COMPENSATION PLANS
-------------                      -----------------------   --------------------   -------------------------
Equity compensation plans
  approved by security holders...         1,487,500                 $8.35                    12,500
Equity compensation plans not
  approved by security holders...                 0                  0.00                         0
                                          ---------                 -----                    ------
       Total.....................         1,487,500                 $8.35                    12,500
                                          =========                 =====                    ======

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE 2002 INCENTIVE STOCK PLAN.

                                 PROPOSAL NO. 3
                  SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     Unless marked to the contrary, proxies will be voted for the selection of PricewaterhouseCoopers as the Company's independent public accountants for the fiscal year ending on March 31, 2003. The Board of Directors believes that PricewaterhouseCoopers is knowledgeable about the Company's operations and accounting practices and is well qualified to act in the capacity of its independent public accountants. Therefore, and based on the recommendation of the Audit Committee, the Board of Directors has selected

PricewaterhouseCoopers to act as the Company's independent public accountants to examine its consolidated financial statements for the fiscal year ending March 31, 2003.

     Representatives of PricewaterhouseCoopers are expected to appear at the Annual Meeting, will have an opportunity to make a statement, if they wish to do so, and will be available to answer appropriate questions from stockholders at that time. During fiscal 2002, fees for services provided by PricewaterhouseCoopers were as follows:

Audit fees..................................................  $433,000
Financial information systems design and implementation
  fees......................................................         0
All other fees..............................................   211,000
                                                              --------
       Total................................................  $644,000
                                                              ========

     If the selection of PricewaterhouseCoopers is not approved by the stockholders, the Board of Directors will consider such a vote as advice to select other independent accountants for fiscal year 2004, rather than fiscal year 2003, because of the difficulty and expense involved in changing independent accountants on short notice.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE SELECTION OF PRICEWATERHOUSECOOPERS AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

                               EXECUTIVE OFFICERS

     Executive officers are elected by the Board of Directors and serve until they resign or are removed by the Board. The Company's executive officers, other than Mr. A. Cozzi who is identified in the section entitled "Directors," and their respective ages as of June 30, 2002, are set forth in the following table:

NAME                                         AGE                    POSITIONS
----                                         ---                    ---------
Michael W. Tryon...........................  47    President and Chief Operating Officer
Robert C. Larry............................  41    Executive Vice President, Finance, Chief
                                                   Financial Officer and Secretary
Larry S. Snyder............................  45    Executive Vice President, Non-Ferrous
Frank J. Cozzi.............................  52    Vice President and President, Metal
                                                   Management Midwest, Inc.
William T. Proler..........................  54    President, Proler Southwest Inc.
Michael S. Collins.........................  53    President, Metal Management Ohio, Inc.
Alan D. Ratner.............................  51    President, Metal Management Northeast, Inc.
Amit N. Patel..............................  34    Vice President, Finance and Controller
Stefanie Vaught............................  44    Treasurer

     Michael W. Tryon has served as the Company's President and Chief Operating Officer since September 1999. From December 1994 through September 1999, Mr. Tryon served as President of Harris Waste Management Group, Inc., a worldwide leader in the design, manufacture and support of scrap processing, recycling and waste hauling equipment. Prior to that time, he held various executive and management positions with Dover Industries, General Electric Company and Hawker-Siddeley Group. Mr. Tryon is a graduate of Iowa State University.

     Robert C. Larry has served as the Company's Executive Vice President, Finance, Chief Financial Officer and Secretary since April 1999. From August 1996 through April 1999, he was the Company's Vice President, Finance, Treasurer and Chief Financial Officer. From March 1995 through August 1996, he served as Director of Finance and Investments for Caremark International, Inc., a diversified, publicly traded company engaged in providing health care services. In 1991, Mr. Larry co-founded The Grabscheid Group, Ltd., a professional services firm which specialized in financial restructuring and recapitalization services for private and publicly held firms. Mr. Larry is a graduate of Purdue University and received an M.B.A. from the University of Chicago. Mr. Larry is a certified public accountant.

     Larry S. Snyder has served as the Company's Executive Vice President, Non-Ferrous since December 1997. From November 1983 through December 1997, Mr. Snyder served as Vice President, Non-Ferrous for Cozzi Iron & Metal. Mr. Snyder is a graduate of the University of Illinois. He has served as President of the Chicago Chapter of ISRI.

     Frank J. Cozzi became a Vice President of the Company in December 1997, following the Company's merger with Cozzi Iron & Metal, now known as Metal Management Midwest, Inc. Mr. F. Cozzi became President of Metal Management Midwest, Inc. ("MTLM-Midwest") in December 1997 and has been employed by Cozzi Iron & Metal since 1967. He was a member of the Company's Board of Directors from December 1997 to June 2001. From February 1995 to December 1997, he served as Executive Vice President of Cozzi Iron & Metal. From March 1981 to December 1997, Mr. F. Cozzi served as Cozzi Iron & Metal's Treasurer and Secretary. Mr.
F. Cozzi currently serves as Secretary and Treasurer of ISRI. From 1990 to 1991, he served as President of the Chicago Chapter of ISRI, and from 1988 to 1990 was national chairman of ISRI's transportation committee. Mr. F. Cozzi completed Harvard University's Owner President Management executive program in 1991. Mr.
F. Cozzi is the brother of Albert A. Cozzi, the Chairman and Chief Executive Officer of the Company. Mr. F. Cozzi was a director of the Company at the time of its bankruptcy filing on November 20, 2000.

     William T. Proler has served as President of Proler Southwest Inc. since 1992. He previously served as a member of the Company's Board of Directors from August 1997, following the Company's acquisition of Proler Southwest Inc. and Proler Steelworks L.L.C. (collectively, "Proler Southwest") until June 2001. Mr. Proler was a director of the Company at the time of its bankruptcy filing on November 20, 2000.

     Michael S. Collins has served as the President of Metal Management Ohio, Inc. ("MTLM-Ohio") since August 1999. From November 1989 to July 1999, Mr. Collins held various senior management positions with MTLM-Ohio and its predecessor the Isaac Group, including most recently Executive Vice President, Marketing. Mr. Collins is a graduate of Franklin University. Mr. Collins serves on the Foundry Educational Foundation Board of Trustees.

     Alan D. Ratner has served as the President of Metal Management Northeast, Inc. ("MTLM-Northeast") since April 2001. From June 1999 to April 2001, Mr. Ratner served as MTLM-Northeast's Senior Vice President of Operations. Prior to joining the Company, he spent over 25 years in various executive capacities with SimsMetal, including General Manager, SimsMetal Western Australia, General Manager, SimsMetal Aluminum and Copper Smelters, Vice President Operations, SimsMetal North America, and Executive Vice President, SimsMetal North America. Mr. Ratner has been actively involved in various industry initiatives, including the development of the ISRI Industry Environmental Operating Guidelines, and has served as the Chairman of its National Environmental and Legislative Committee. Mr. Ratner is the brother-in-law of Kevin P. McGuinness, a director of the Company.

     Amit N. Patel has served as the Company's Vice President, Finance and Controller since June 1999. From February 1997 through June 1999, Mr. Patel served as the Company's Controller. From November 1993 through February 1997, Mr. Patel was a Manager, Financial Reporting and Analysis for Caremark International, Inc., and from September 1989 to November 1993, Mr. Patel was a Senior Auditor for Ernst & Young LLP. Mr. Patel is a graduate of Miami University. Mr. Patel is a certified public accountant.

     Stefanie Vaught has served as the Company's Treasurer since April 1999 and as Chief Financial Officer of MTLM-Ohio since August 1999. Ms. Vaught joined Reserve Iron & Metal L.P. (a predecessor of MTLM-Ohio) in 1986 and held various positions in the finance department of that company.

                 OWNERSHIP OF THE CAPITAL STOCK OF THE COMPANY

     The following table sets forth certain information regarding beneficial ownership of the Company's common stock as of June 30, 2002 by: (i) each person who is known by the Company to own more than 5% of the Company's common stock;
(ii) the directors, the chief executive officer and each of the executive officers of the Company named in the Summary Compensation Table; and (iii) all current officers and directors as a group. Share amounts and percentages shown for each person or entity are adjusted to give effect to shares of the Company's common stock that are not outstanding but may be acquired by a person or entity upon exercise of all options and warrants exercisable by such entity or person within 60 days of June 30, 2002. However, those shares of common stock are not deemed to be outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by any other person.


                                                              NUMBER OF     PERCENT OF
NAME OF BENEFICIAL OWNER(1)                                    SHARES      TOTAL SHARES
---------------------------                                   ---------    ------------
Goldman, Sachs & Co.........................................  1,397,983(2)     14.9%
  85 Broad Street
  New York, NY 10004
Deutsche Investment Management Americas, Inc................  1,346,226(3)     14.4%
  345 Park Avenue
  New York, NY 10154
Matlin Patterson LLC........................................    734,831(4)      7.8%
  11 Madison Avenue
  New York, NY 10010
Massachusetts Financial Services Company....................    691,214(5)      7.4%
  500 Boylston Street
  Boston, MA 02116
Albert A. Cozzi.............................................    329,785(6)      3.4%
Frank J. Cozzi..............................................    169,468(7)      1.8%
Michael W. Tryon............................................    110,264(8)      1.2%
William T. Proler...........................................     66,676(9)        *
Larry S. Snyder.............................................     65,099(10)        *
Daniel W. Dienst............................................     15,000(11)        *
John T. DiLacqua............................................     15,000(11)        *
Kevin P. McGuinness.........................................     15,000(11)        *
Harold J. Rouster...........................................     15,000(11)        *
All current officers and directors as a group (14
  persons)..................................................  1,018,578(12)      9.8%


---------------

  *  Less than 1%

 (1) Unless disclosed in the notes below, the persons named in the table have sole voting and investment power with respect to all shares of the Company's common stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

 (2) Based upon Schedule 13G filed with the Securities and Exchange Commission on February 14, 2002.

 (3) Based upon Schedule 13G filed with the Securities and Exchange Commission on February 1, 2002.


 (4) Based upon Schedule 13G filed with the Securities and Exchange Commission on July 16, 2002.


 (5) Based upon Schedule 13G filed with the Securities and Exchange Commission on February 11, 2002.

 (6) Includes warrants to purchase 321,184 shares of the Company's common stock.


 (7) Includes warrants to purchase 163,144 shares of the Company's common stock.


 (8) Includes warrants to purchase 110,233 shares of the Company's common stock.

 (9) Includes warrants to purchase 66,185 shares of the Company's common stock.

(10) Includes warrants to purchase 65,088 shares of the Company's common stock.

(11) Represents warrants to purchase the Company's common stock.


(12) Includes warrants to purchase 1,003,049 shares of the Company's common stock.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of the relationship on Form 3 and changes in ownership on Forms 4 or 5 with the Securities and Exchange Commission (the "SEC") and the NASDAQ. These officers, directors and ten percent shareholders are also required by SEC rules to furnish the Company with copies of all forms they file.

     Based solely on its review of the copies of such forms received by the Company, or written representations from certain reporting persons, the Company believes that during its fiscal year ended March 31, 2002 its officers, directors and ten percent shareholders have complied with all applicable Section 16(a) filing requirements, except that Messrs. A. Cozzi, F. Cozzi, Proler and Snyder each filed a late Form 5 that reported two transactions relating to their holdings of common stock and Series A warrants that they received in connection with the Company's reorganization.

                             EXECUTIVE COMPENSATION

     The following tables set forth information with respect to those persons who: (i) served as our chief executive officer during the year ended March 31, 2002 and (ii) the four most highly compensated individuals, other than our CEO, who served as executive officers of the Company during the fiscal year ended March 31, 2002 collectively referred to as "named executive officers." Compensation paid to these individuals for the fiscal years ended March 31, 2002, 2001 and 2000 are as follows:

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG-TERM
                                                                                COMPENSATION
                                                                                ------------
                                                                                   AWARDS
                                                 ANNUAL COMPENSATION            ------------
                                        -------------------------------------    SECURITIES
                               FISCAL                          OTHER ANNUAL      UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION     YEAR     SALARY     BONUS     COMPENSATION(1)    OPTIONS(#)    COMPENSATION(2)
---------------------------    ------   --------   --------   ---------------   ------------   ---------------
Albert A. Cozzi(4)...........   2002    $416,138   $ 77,000       $    --         355,000          $21,459
  Chairman of the Board and     2001     424,992    202,063            --              --           33,143
  Chief Executive Officer       2000     362,928    150,815            --         225,000(3)        48,420
Frank J. Cozzi(5)............   2002    $432,807   $ 40,000       $    --         160,000          $23,737
  Vice President and            2001     375,000    156,000            --              --           46,315
  President MTLM -- Midwest     2000     366,667    128,011            --         225,000(3)        30,133
Michael W. Tryon(6)..........   2002    $338,062   $ 47,500       $    --         150,000          $ 4,323
  President and Chief           2001     345,000    100,000            --              --            6,610
  Operating Officer             2000     181,958         --            --         150,000(3)           511
Larry S. Snyder..............   2002    $318,214   $ 25,000       $    --          90,000          $19,055
  Executive Vice President      2001     324,984    130,000            --              --           19,517
  Non-Ferrous                   2000     300,000     58,500        39,415              --            6,465
William T. Proler............   2002    $297,614   $ 75,000       $    --          75,000          $32,649
  President,                    2001     300,000    187,500            --              --           10,147
  Proler Southwest              2000     275,000    125,625            --         225,000(3)         4,926

---------------
(1) No amounts are shown where the dollar value of perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for the named executive officer. Mr. Snyder's other annual compensation for 2000 includes auto reimbursements of $10,820 and country club dues of $28,595.

continued on next page

(2) All other compensation for each named executive officer consists of the following:

                                                HEALTH
                                              INSURANCE                 LONG-TERM
                                             PREMIUMS AND     LIFE      DISABILITY
                                    FISCAL   OTHER HEALTH   INSURANCE   INSURANCE    401-K
    NAME                             YEAR      BENEFITS     PREMIUMS     PREMIUMS    MATCH     TOTAL
    ----                            ------   ------------   ---------   ----------   ------   -------
    Albert A. Cozzi...............   2002      $ 2,411       $16,612       $336      $2,100   $21,459
                                     2001        6,109        24,562        372       2,100    33,143
                                     2000          579        45,557        284       2,000    48,420
    Frank J. Cozzi................   2002        3,009        18,348        280       2,100    23,737
                                     2001       25,495        18,348        372       2,100    46,315
                                     2000        1,345        26,504        284       2,000    30,133
    Michael W. Tryon..............   2002        1,539           348        336       2,100     4,323
                                     2001        3,790           348        372       2,100     6,610
                                     2000          182           174        155           0       511
    Larry S. Snyder...............   2002       12,273         4,346        336       2,100    19,055
                                     2001       12,699         4,346        372       2,100    19,517
                                     2000        2,113         2,318        284       1,750     6,465
    William T. Proler.............   2002       29,865           348        336       2,100    32,649
                                     2001        7,327           348        372       2,100    10,147
                                     2000        2,323           319        284       2,000     4,926

(3) Pursuant to the Company's plan of reorganization approved by the United States Bankruptcy Court for the District of Delaware on June 29, 2001, these options were cancelled as of June 29, 2001.

(4) Mr. A. Cozzi's bonus in fiscal 2002 includes $9,500 of bonus which was deferred in fiscal 2001 by Mr. A. Cozzi.

(5) Mr. F. Cozzi's salary in fiscal 2002 includes $16,667 of salary which was deferred in fiscal 2001 by Mr. F. Cozzi.

(6) Mr. Tryon joined the Company on September 1, 1999.

                          OPTION GRANTS IN FISCAL 2002

     The following table provides certain information with respect to warrants granted to the named executive officers in fiscal 2002. In addition, as required by SEC rules, the table sets forth the hypothetical gains that would exist for the shares subject to such warrants based on assumed annual compounded rates of stock price appreciation during the warrant term.

                                                                                              POTENTIAL
                                                                                           REALIZABLE VALUE
                                                                                              AT ASSUMED
                                                                                           ANNUAL RATES OF
                               NUMBER OF      % OF TOTAL                                     STOCK PRICE
                               SECURITIES      OPTIONS                                     APPRECIATION FOR
                               UNDERLYING     GRANTED TO     EXERCISE PRICE                 OPTION TERM(1)
                                OPTIONS      EMPLOYEES IN      PER SHARE      EXPIRATION   ----------------
NAME                           GRANTED(#)   FISCAL YEAR(2)       ($/SH)          DATE      5%($)    10%($)
----                           ----------   --------------   --------------   ----------   ------   -------
Albert A. Cozzi..............  255,000(3)       17.50%           $ 6.50        6/29/06       $0       $0
                               100,000(3)        6.86%           $12.00        6/29/08       $0       $0
Frank J. Cozzi...............  100,000(3)        6.86%           $ 6.50        6/29/06       $0       $0
                                60,000(3)        4.12%           $12.00        6/29/08       $0       $0
Michael W. Tryon.............  100,000(3)        6.86%           $ 6.50        6/29/06       $0       $0
                                50,000(3)        3.43%           $12.00        6/29/08       $0       $0
Larry S. Snyder..............   90,000(3)        6.18%           $ 6.50        6/29/06       $0       $0
William T. Proler............   75,000(3)        5.15%           $ 6.50        6/29/06       $0       $0

---------------
(1) The potential realizable value illustrates value that might be realized upon exercise of the warrants immediately prior to the expiration of their terms, assuming the specified compounded rates of appreciation of the market price per share from the date of grant to the end of the option term. All warrants granted in fiscal 2002 were granted on November 1, 2001, when the Company's stock price was $1.25 per share. The potential realizable value based on either a 5% or 10% appreciation of the stock price from the date of grant would result in each warrant being "out-of-the-money," therefore, the potential realizable value is 0.

(2) The Company granted warrants to purchase 1,457,500 shares of the Company's common stock to employees in fiscal 2002.

(3) Warrant vests 34% on the grant date, 33% on June 29, 2002 and the remaining 33% on June 29, 2003.

        AGGREGATED OPTION AND WARRANT EXERCISES IN LAST FISCAL YEAR AND
                   FISCAL YEAR-END OPTION AND WARRANT VALUES

     The following table sets forth the employee stock options and warrants exercised during fiscal 2002 by the named executive officers and the number and value of securities underlying unexercised options and warrants held by the named executive officers at March 31, 2002.

                                                        NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                       UNDERLYING UNEXERCISED              IN-THE-MONEY
                          SHARES                        OPTIONS AND WARRANTS           OPTIONS AND WARRANTS
                        ACQUIRED ON      VALUE           AT FISCAL YEAR-END             AT FISCAL YEAR-END
NAME                    EXERCISE(#)   REALIZED($)   EXERCISABLE/UNEXERCISABLE(#)   EXERCISABLE/UNEXERCISABLE(1)
----                    -----------   -----------   ----------------------------   ----------------------------
Albert A. Cozzi.......       0            $0           118,333/236,667                        $0/$0
Frank J. Cozzi........       0             0           53,333/106,667                           0/0
Michael W. Tryon......       0             0           49,999/100,001                           0/0
Larry S. Snyder.......       0             0            30,000/60,000                           0/0
William T. Proler.....       0             0            25,000/50,000                           0/0

---------------
(1) In accordance with SEC rules, values are calculated by subtracting the exercise price of the options and warrants from the fair market value of the underlying common stock. For purposes of this table, fair market value is deemed to be $1.45, the closing price of the Company's common stock as reported on the Nasdaq OTC Bulletin Board on March 28, 2002.

              EMPLOYMENT AGREEMENTS WITH NAMED EXECUTIVE OFFICERS

     Mr. A. Cozzi. The Employment Agreement, dated December 1, 1997, as amended (the "A. Cozzi Employment Agreement"), between the Company and Mr. A. Cozzi contains a five year term, which term is automatically extended at the end of each year for an additional one year (thereby increasing the term to five years), unless either party elects in any year not to extend the term. The Cozzi Employment Agreement provides for an annual base salary of $425,000 and such bonus compensation as may be determined by the Compensation Committee of the Board of Directors in its discretion.

     The A. Cozzi Employment Agreement also contains certain provisions entitling Mr. A. Cozzi to severance benefits in the event Mr. A. Cozzi is terminated (or voluntarily terminates his employment) after a "change in control" of the Company, or Mr. A. Cozzi is otherwise terminated without "cause" (each as defined in the A. Cozzi Employment Agreement). In either such event, the Cozzi Employment Agreement provides that Mr. Cozzi will be entitled to receive a cash payment equal to: (i) any accrued but unpaid salary, pro-rated bonus, pro-rated vacation and any other amounts accrued but unpaid at the time of termination; and (ii) a lump-sum payment equal to the product of (x) one twelfth of the greater of: (a) Mr. A. Cozzi's then-current salary and annual cash bonus, or (b) the highest total annual cash compensation earned in any one of the previous three calendar years, in each case, multiplied by (y) the number of months in the "Pay-out Period." For purposes of the A. Cozzi Employment Agreement, the Pay-out Period means thirty (30) months, less the number of full months elapsed since July 1, 2001, but in no event less than eighteen (18) months.

     Mr. F. Cozzi. The Employment Agreement, dated December 1, 1997, as amended (the "F. Cozzi Employment Agreement"), between Mr. F. Cozzi and the Company, is substantially identical to the A. Cozzi Employment Agreement (including an annual base salary of not less than $425,000), except that the "Pay-out Period" set forth in the F. Cozzi Employment Agreement is defined as twenty-four (24) months, less the number of full months elapsed since July 1, 2001, but in no event less than twelve (12) months.

     Mr. Tryon. The Employment Agreement, dated April 1, 2000, as amended (the "Tryon Employment Agreement") between Mr. Tryon and the Company has a term of three years, which term is automatically extended at the end of each year for one additional year (thereby increasing the term to three (3) years) unless either Mr. Tryon or the Company elect prior to such anniversary not to extend the term. The Tryon

Employment Agreement, as amended, provides for an annual base salary of $345,000, plus a cash bonus in such amount as may be determined in the discretion of the Company's Board of Directors. The Tryon Employment Agreement also contains provisions entitling Mr. Tryon to severance benefits in the event Mr. Tryon is terminated following a "change of control" or, in the event of Mr. Tryon is otherwise terminated without "cause" (each as defined in the Tryon Employment Agreement). In either such event, the Tryon Employment Agreement provides that Mr. Tryon will be entitled to receive a cash payment equal to: (i) any accrued but unpaid salary, pro-rated bonus, pro-rated vacation and any other amount accrued but unpaid as of the Date of Termination; and (ii) $250,000.

     Mr. Snyder. The Employment Agreement, dated November 30, 1998, as amended (the "Snyder Employment Agreement") between the Company and Mr. Snyder contains an initial term of five years, which term is automatically extended for one (1) additional year as of the third anniversary thereof and each subsequent anniversary (thereby increasing the term to three (3) years), unless either Mr. Snyder or the Company elects prior to any such anniversary not to extend the term. The Snyder Employment Agreement, as amended, provides for a base salary of $325,000, plus a cash bonus subject to the discretion of the Board of Directors. The Snyder Employment Agreement also contains provisions entitling Mr. Snyder to severance benefits in the event Mr. Snyder is terminated (or voluntarily terminates his employment) after a "change of control" or without "cause" (each as is defined in the Snyder Employment Agreement). In either such event, the Snyder Employment Agreement provides that Mr. Snyder will be entitled to receive a cash payment equal to: (i) any accrued but unpaid salary, pro-rated bonus, prorated vacation and any other amounts accrued but unpaid at the time of termination; and (ii) a lump-sum payment equal to the product of (x) one twelfth of the greater of: (a) Mr. Snyder's then current salary and annual cash bonus, or (b) the highest total annual cash compensation earned in any one of the previous three (3) calendar years, in each case, multiplied by (y) the number of months in the "Pay-out Period". For the purposes of the Snyder Employment Agreement, the Pay-Out Period means twenty-four (24) months, less the number of full months elapsed since July 1, 2001, but in no event less than twelve (12) months.

     Mr. Proler. The Employment Agreement, dated August 27, 1997, as amended (the "Proler Employment Agreement") between the Company and Mr. Proler extends through August 26, 2003, unless earlier terminated for "cause" (as defined therein). The Proler Employment Agreement, as amended, provides for a minimum base salary of $300,000 and a minimum guaranteed bonus of 25% of the base salary. The Proler Employment Agreement also contains provisions entitling Mr. Proler to severance benefits following a "change of control" or, in the event of his termination other than for "cause" (each as defined in the Proler Employment Agreement). In either such event, Mr. Proler would be entitled to, among other benefits, a lump sum payment equal to his annual base salary for the balance of the term, plus a prorated bonus for the year in which the change of control or termination event occurs.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


     Since June 29, 2001, the Compensation Committee has consisted of Harold J. Rouster, as Chairman, Daniel W. Dienst, John T. DiLacqua and Kevin P. McGuinness, who all are non-employee directors. Mr. Dienst is a managing director of CIBC World Markets Corp. ("CIBC"), a company which provided services to the Official Committee of Unsecured Creditors during the Company's Chapter 11 bankruptcy proceedings. From the beginning of fiscal 2002 to June 28, 2001, the Compensation Committee consisted of Kenneth A. Merlau, as Chairman, Timothy T. Orlowski and Governor James R. Thompson, all of whom were also non-employee directors during fiscal 2002. Mr. Merlau was an officer of the Company until June 1999. The Company utilizes legal services from Winston & Strawn, a firm in which Governor Thompson is the managing partner.


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Currently, and since June 29, 2001, the Compensation Committee of the Board of Directors (the "Committee") has been composed of Daniel W. Dienst, John T. DiLacqua, Kevin P. McGuinness and Harold J. Rouster (Chair), four non-employee directors of the Company and "independent directors" within the meaning of Rule 4200(a)(14) of the NASD's listing standards. From the beginning of the fiscal year through

June 28, 2001, the Compensation Committee was composed of Kenneth A. Merlau (Chair), Timothy T. Orlowski and Governor James R. Thompson, also "independent directors" during fiscal 2002. The Committee is responsible for evaluating the compensation levels of the Company's Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer and certain other executive officers. It is also responsible for recommending general compensation practices to be applied to other employees of the Company.


     The goal of the Committee is to develop and implement compensation policies that reflect the circumstances of the Company and our business objectives. Historically, the Company's executive compensation policy has been designed to enable the Company to attract, retain and motivate the high caliber executives who will contribute to the Company's long-term performance and long-term growth. There are some general principles that we seek to apply: the Company's compensation structure should emphasize pay-for-performance and shareholder value with the goal of linking compensation to shareholder return and financial performance of the Company by placing a significant portion of an executive's compensation at risk. Overall, executive compensation levels are established based on the Committee's evaluation of market terms and conditions coupled with the Board of Director's view of what is necessary to attract and retain key executive officers. We also recognize the need to apply these principles in a flexible manner and, in appropriate circumstances, to make adjustments to each executive officer's total compensation package based on changes in market factors as well as each individual's contribution to Company performance.


     We faced some unusual challenges when we became members of the Committee. The Company, as recapitalized during the bankruptcy process, was still highly leveraged and needs to continue to generate strong cash flows to service its restructured debt. We also recognized the need to properly motivate management.

     In fiscal 2002, as part of the Company's plan of reorganization under Chapter 11 of the Bankruptcy Code, we maintained the salaries of all senior executives at their current levels in accordance with the employment agreements of such executives put in place by the prior compensation committee, with the intent being to stabilize and secure the executive management of the Company. In addition, as an additional element of compensation, warrants to acquire an aggregate of 1,110,000 shares of common stock were issued under the Company's plan of reorganization to certain executive officers of the Company during fiscal 2002, including warrants to acquire 800,000 shares of common stock in the aggregate to Messrs. A. Cozzi, F. Cozzi, Tryon, Snyder and Proler at exercise prices of $6.50 and $12.00 per share of common stock as set forth in the Option Grants table on page 17. The total number of warrants awarded each executive was based on a subjective evaluation of the performance of each executive under consideration. The employment agreements and warrants (designated as Series B and Series C) were approved by the new shareholders (former creditors) of the Company by their vote to approve the Company's plan of reorganization and by the bankruptcy court when it confirmed the Company's plan of reorganization.

     In fiscal 2002, in light of the Company's successful emergence from bankruptcy and in recognition of the value of services provided during the year, the Committee recommended the payment of discretionary bonuses aggregating $532,750, including bonuses for Messrs. A. Cozzi, F. Cozzi, Tryon and Snyder in the amounts of $67,500, $40,000, $47,500 and $25,000, respectively. At no point during the last completed fiscal year did the Company's Board of Directors modify or reject in any material way any action or recommendation of the Committee.

     The compensation policies above applied as well to the compensation of Mr. Cozzi. The overall compensation package of Mr. Cozzi is designed to recognize the fact that he bears primary responsibility for effective management and operation of the Company's business, the development of a successful business plan, the implementation of long-term strategy initiatives for the Company's growth and for increasing shareholder value. In fiscal 2002 as approved in the Company's plan of reorganization, the Committee also granted Mr. Cozzi warrants to purchase 355,000 shares of common stock, comprised of (i) warrants to acquire 255,000 shares of common stock at an exercise price of $6.50 per share, expiring on June 29, 2006 and (ii) warrants to acquire 100,000 shares of common stock at an exercise price of $12.00 per share, expiring on June 29, 2008. The primary basis for the Committee's determination to grant these warrants was to provide a significant incentive for him to enhance long-term shareholder value. The specific bases for the Committee's determinations regarding Mr. Cozzi's compensation in 2002 included his role in leading the Company to favorable financial results subsequent to its emergence from bankruptcy, particularly in light of market conditions in the industry, implementing the corporate expense reduction program and the continued evaluation of under-performing assets.

     In fiscal 2003, we will continue to evaluate the compensation structure applicable to our executives. Our goal will be to continue to align executive compensation with the interests of our shareholders. In that connection, we are mindful of the potential impact of Section 162(m) of the Internal Revenue Code of 1986, as amended, which can limit the deductibility of certain compensation expense in excess $1 million paid to executive officers of the Company unless certain requirements are met. The policy of the Company and the Compensation Committee is to establish and maintain a compensation program which will optimize the deductibility of compensation. Although our compensation levels are well below that amount, the Company, however, reserves the right to authorize compensation which may not be fully deductible by the Company.

                                          By the Compensation Committee,

                                          Harold J. Rouster, Chairman
                                          Daniel W. Dienst
                                          John T. DiLacqua
                                          Kevin P. McGuinness

                             AUDIT COMMITTEE REPORT

     Since June 29, 2001, the Audit Committee of the Company has been comprised of three non-employee directors, John T. DiLacqua, as chairman, Daniel W. Dienst and Harold J. Rouster. Each member is considered independent as defined by listing standards of the NASDAQ. The Audit Committee operates under a written charter approved by the Board of Directors that is included as Appendix B to this Proxy Statement.

     The Audit Committee provides assistance to the Board of Directors in fulfilling its responsibilities in matters relating to accounting and financial reporting practices of the Company and the adequacy of the Company's internal controls. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited consolidated financial statements contained in the Annual Report on Form 10-K for the fiscal year ended March 31, 2002 with the Company's management and its independent auditors, PricewaterhouseCoopers. Management is responsible for the financial statements and the underlying financial reporting processes, including the system of internal accounting controls. PricewaterhouseCoopers is responsible for auditing the Company's annual financial statements in accordance with generally accepted auditing standards and expressing an opinion as to the statements' conformity with generally accepted accounting principles. Management and PricewaterhouseCoopers informed the Audit Committee that the Company's audited consolidated financial statements are presented fairly in conformity with generally accepted accounting principles.

     Beginning in July 2001, the Audit Committee held four meetings during fiscal 2002. PricewaterhouseCoopers discussed with the Audit Committee various matters under applicable auditing standards, including information regarding the scope and results of the audit and other matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." In addition, the Audit Committee has discussed with PricewaterhouseCoopers the auditors' independence from the Company and received a written statement from PricewaterhouseCoopers concerning independence as required by the Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." In connection with this discussion, the Audit Committee also reviewed the fees paid by the Company to PricewaterhouseCoopers for the year ended March 31, 2002. The Audit Committee has considered whether the provisions of non-audit services provided by PricewaterhouseCoopers to the Company are compatible with maintaining the auditors' independence.

     The Audit Committee also discussed with the Company's internal auditors and with PricewaterhouseCoopers the overall scope and plans for their respective audits. The Audit Committee meets periodically with the Company's internal auditors and with PricewaterhouseCoopers, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

     Based on the reviews and discussions referenced above, in reliance on management and PricewaterhouseCoopers, and subject to the limitations of the Audit Committee's role, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended March 31, 2002 filed with the SEC.

     The Audit Committee has also recommended to the Board of Directors, and the Board has appointed, PricewaterhouseCoopers to audit the Company's financial statements for 2003, subject to shareholder approval of that appointment (Proposal No. 3).


                                          By the Audit Committee,


                                          John T. DiLacqua, Chairman
                                          Daniel W. Dienst
                                          Harold J. Rouster

                         STOCK PRICE PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return on the Company's common stock for the period from November 15, 2001 (the date trading activity was first reported for the Company's common stock following the Company's emergence from Chapter 11 bankruptcy) through March 31, 2002 with the cumulative total return of the NASDAQ Composite Index and the Russell 2000 Index.

     As a result of the Chapter 11 bankruptcy, comparisons of the Company's stock performance versus such indices including the period prior to emergence from bankruptcy are not meaningful. The graph assumes that the value of the investment in the Company's common stock was $100 on November 15, 2001.

     It should be noted with respect to the foregoing analysis (i) that the Company's common stock currently trades on the Over-the-Counter Bulletin Board of NASDAQ and is very thinly traded, when at all, and (ii) that the time period for measurement of stockholder returns is very short. The foregoing should not be taken as an indication of realizable returns on the Company's common stock either now or in the future.

                              (PERFORMANCE GRAPH)

--------------------------------------------------------------------------
                                                   11/15/2001    3/31/2002
--------------------------------------------------------------------------
 MTLM                                               $100.00       $116.00
 NASDAQ                                             $100.00       $ 97.09
 Russell 2000                                       $100.00       $112.70

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     In the Chapter 11 bankruptcy, the Official Committee of Unsecured Creditors was represented by CIBC World Markets, a company in which Daniel W. Dienst, now a director of the Company, is a Managing Director. In fiscal 2002, the Company paid CIBC World Markets $2.1 million for services provided by CIBC to the Official Committee of Unsecured Creditors.


     The Company utilizes legal services from Mayer, Brown, Rowe and Maw, a firm in which David A. Carpenter, the Company's former General Counsel, is a partner.

                             STOCKHOLDER PROPOSALS

     Any stockholder who wishes to submit a proposal for consideration at the Company's 2003 Annual Meeting of stockholders must have submitted the proposal to the Company, 500 North Dearborn Street, Suite 405, Chicago, Illinois 60610,
Attention: Corporate Secretary. A stockholder's proposal must be received not later than April 18, 2003 for inclusion, if appropriate, in the Company's proxy statement and form of proxy relating to its 2003 Annual Meeting.

     Under the amended and restated bylaws of the Company, nominations for the election of directors may be made by any stockholder entitled to vote in the election of directors, but only if written notice of such stockholder's intent to make such nominations has been received by the Secretary of the Company at the Company's principal executive office not less than 90 days nor more than 120 days prior to the first anniversary date of the immediately preceding annual meeting; provided, however, that in the event the annual meeting is called for a date which is not within 60 days before or after such anniversary date, notice by the stockholder, to be timely, must be received no later than the close of business on the fifteenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the Annual Meeting was made, whichever occurs first. The stockholder's notice must set forth: (i) with respect to each proposed nominee, name, age, business and residential address, principal occupation or employment, class and number of shares of stock of the Company beneficially owned, a description of all arrangements or understandings between such stockholder and such nominee, any other information that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended, such other information as may be reasonably required by the Company to determine the eligibility of such nominee to serve as a director and such nominee's written consent to serve as a director if so elected; and
(ii) with respect to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made, the name and address of, and class and number of shares of the Company that are beneficially owned, by such stockholder and any such beneficial owner. Notwithstanding compliance with the foregoing procedure, no person proposed to be nominated to the Board of Directors by a stockholder pursuant to this procedure shall be considered at the meeting unless the stockholder who has provided the notice, or his proxy, nominates such person at the meeting. The presiding officer of the meeting shall, if the facts warrant, refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

                                 OTHER MATTERS

     The Board of Directors is not aware of any business or matter other than those indicated above which may properly be presented at the meeting. If, however, any other matter properly comes before the meeting, the proxy holders will, in their discretion, vote thereon in accordance with their best judgment.

                                          By Order of the Board of Directors,

                                          /s/ Robert C. Larry
                                          Robert C. Larry
                                          Executive Vice President, Finance,
                                          Chief
                                          Financial Officer and Secretary

                                                                      APPENDIX A

                             METAL MANAGEMENT, INC.
                           2002 INCENTIVE STOCK PLAN

                               TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
SECTION 1.   BACKGROUND AND PURPOSE......................................    A-1
SECTION 2.   DEFINITIONS.................................................    A-1
             2.1   Affiliate.............................................    A-1
             2.2   Award.................................................    A-1
             2.3   Board.................................................    A-1
             2.4   Cause.................................................    A-1
             2.5   Change in Control.....................................    A-1
             2.6   Code..................................................    A-2
             2.7   Committee.............................................    A-2
             2.8   Company...............................................    A-2
             2.9   Director..............................................    A-2
             2.10  Fair Market Value.....................................    A-2
             2.11  ISO...................................................    A-2
             2.12  Key Person............................................    A-2
             2.13  1933 Act..............................................    A-2
             2.14  1934 Act..............................................    A-2
             2.15  Non-ISO...............................................    A-2
             2.16  Option................................................    A-2
             2.17  Option Certificate....................................    A-2
             2.18  Option Price..........................................    A-2
             2.19  Parent................................................    A-2
             2.20  Plan..................................................    A-2
             2.21  Rule 16b-3............................................    A-2
             2.22  Stock.................................................    A-2
             2.23  Stock Appreciation Right..............................    A-2
             2.24  Stock Appreciation Right Certificate..................    A-3
             2.25  SAR Value.............................................    A-3
             2.26  Stock Grant...........................................    A-3
             2.27  Stock Grant Certificate...............................    A-3
             2.28  Subsidiary............................................    A-3
             2.29  Ten Percent Shareholder...............................    A-3
SECTION 3.   SHARES RESERVED UNDER PLAN..................................    A-3
SECTION 4.   EFFECTIVE DATE..............................................    A-3
SECTION 5.   COMMITTEE...................................................    A-3
SECTION 6.   ELIGIBILITY AND ANNUAL GRANT CAPS...........................    A-4
SECTION 7.   OPTIONS.....................................................    A-4
             7.1   Committee Action......................................    A-4
             7.2   $100,000 Limit........................................    A-4
             7.3   Option Price..........................................    A-4
             7.4   Payment of Option Price...............................    A-4
             7.5   Exercise Period.......................................    A-5
             7.6   Reload Option Grants..................................    A-5

                                                                            PAGE
                                                                            ----
SECTION 8.   GRANTS TO DIRECTORS.........................................    A-5
             8.1   Automatic Grants......................................    A-5
             8.2   Exercise of Options...................................    A-6
             8.3   Payment of Option Price...............................    A-6
SECTION 9.   STOCK APPRECIATION RIGHTS...................................    A-6
             9.1   Committee Action......................................    A-6
             9.2   Terms and Conditions..................................    A-6
SECTION 10.  STOCK GRANTS................................................    A-7
             10.1  Committee Action......................................    A-7
             10.2  Conditions............................................    A-7
             10.3  Dividends and Voting Rights...........................    A-8
             10.4  Satisfaction of Forfeiture Conditions.................    A-8
SECTION 11.  NON-TRANSFERABILITY.........................................    A-8
SECTION 12.  SECURITIES REGISTRATION.....................................    A-8
SECTION 13.  LIFE OF PLAN................................................    A-9
SECTION 14.  ADJUSTMENT..................................................    A-9
             14.1  Capital Structure.....................................    A-9
             14.2  Mergers...............................................    A-9
             14.3  Fractional Shares.....................................    A-9
SECTION 15.  CHANGE IN CONTROL...........................................    A-9
SECTION 16.  AMENDMENT OR TERMINATION....................................   A-10
SECTION 17.  MISCELLANEOUS...............................................   A-10
             17.1  Performance Goals.....................................   A-10
             17.2  Shareholder Rights....................................   A-10
             17.3  No Contract of Employment.............................   A-10
             17.4  Withholding...........................................   A-10
             17.5  Construction..........................................   A-11
             17.6  Other Conditions......................................   A-11
             17.7  Loans.................................................   A-11

                                   SECTION 1.
                             BACKGROUND AND PURPOSE

     The purpose of this Plan is to provide for the grant of Options, Stock Appreciation Rights and Stock to Key Persons and to provide for the grant of Options to Directors in order to (1) attract and retain Key Persons and Directors, (2) provide an additional incentive to each Key Person or Director to work to increase the value of Stock and promote the success of the business of the Company, and (3) provide each Key Person or Director with a stake in the future of the Company that corresponds to the stake of each of the Company's stockholders.

                                   SECTION 2.
                                  DEFINITIONS

     2.1 Affiliate -- means any organization (other than a Subsidiary) that would be treated as under common control with the Company under sec. 414(c) of the Code if "50 percent" were substituted for "80 percent" in the income tax regulations under sec. 414(c) of the Code.

     2.2 Award -- means an Option, a Stock Appreciation Right or a Stock Grant or any combination of Options, Stock Appreciation Rights and Stock Grants.

     2.3 Board -- means the Board of Directors of the Company.

     2.4 Cause -- means the definition of such term in the applicable employment or consulting agreement, if any, or Option Certificate at the time a determination with respect to "Cause" is made or, in the absence of such an applicable definition, "Cause" means (1) the Key Person is convicted of, pleads guilty to, or confesses to any felony or any act of fraud, misappropriation or embezzlement that affects the Company or a Subsidiary or Affiliate, as determined by the Committee; (2) the Key Person engages in a fraudulent act that damages or prejudices the Company or any Subsidiary or Affiliate or engages in conduct or activities damaging to the property, business or reputation of the Company or any Subsidiary or Affiliate, all as determined by the Committee; (3) any act or omission by the Key Person involving malfeasance or negligence in the performance of the Key Person's duties and responsibilities as set forth in any employment or consulting agreement between the Key Person and the Company or any Subsidiary or Affiliate to the detriment of the Company or any Subsidiary or Affiliate, as determined by the Committee; or (4) a failure by the Key Person to comply in any material respect with the terms of any employment or consulting agreement between the Key Person and the Company or any Subsidiary or Affiliate or any written policies or directives of the Company or any Subsidiary or Affiliate which failure has not been corrected by the Key Person within 15 days after written notice from the Committee of such failure.

     2.5 Change in Control -- means a "change in control" of the Company of a nature that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A promulgated under the 1934 Act as in effect at the time of such "change in control," provided that such a change in control shall be deemed to have occurred at such time as (1) any "person" (as that term is used in Sections 13(d) and 14(d)(2) of the 1934 Act) becomes after the effective date of this Plan the beneficial owner (as defined in Rule 13d-3 under the 1934 Act) directly or indirectly of securities representing 45% or more of the combined voting power for election of directors of the then outstanding securities of the Company or any successor to the Company, (2) during any period of two consecutive years or less, individuals who at the beginning of such period constitute the Board cease, for any reason, to constitute at least a majority of the Board, unless the election or nomination for election of each person who was not a director at the beginning of such period was approved by vote of at least two-thirds of the directors then in office who were directors at the beginning of such period or who were directors previously so approved,
(3) there is a dissolution or liquidation of the Company or any sale or disposition of 50% or more of the assets or business of the Company, or (4) there is a reorganization, merger, consolidation or share exchange (other than a reorganization, merger, consolidation, or share exchange with a wholly-owned subsidiary of the Company) of the Company unless (A) the persons who were the beneficial owners of the outstanding shares of the common stock of the Company immediately before the consummation of such transaction beneficially own more than 50% of the outstanding shares of the common stock of the successor or survivor corporation in such transaction immediately following the consummation of such transaction and (B) the shares of the common stock of such successor or survivor corporation beneficially owned by the persons described in sec. 2.5(4)(A) immediately following the consummation of such transaction are beneficially owned by each such person in substantially the same proportion that each such person had beneficially owned shares of Company common stock immediately before the consummation of such transaction.

     2.6 Code -- means the Internal Revenue Code of 1986, as amended.

     2.7 Committee -- means a committee of the Board appointed to administer this Plan that shall have at least two members, each of whom shall be appointed by and shall serve at the pleasure of the Board and shall come within the definition of a "non-employee director" under Rule 16b-3 and an "outside director" under sec. 162(m) of the Code.

     2.8 Company -- means Metal Management, Inc. and any successor to Metal Management, Inc.

     2.9 Director -- means any member of the Board who is not an employee of the Company, a Parent, a Subsidiary or an affiliate (as such term is defined in Rule 405 of the 1933 Act) of the Company.

     2.10 Fair Market Value -- means for any date (1) the last sales price on the preceding business day for a share of Stock as reported by The Wall Street Journal or such other reputable reporting service selected by the Committee or, if no such price is so reported, (2) the price that the Committee acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

     2.11 ISO -- means an option granted under sec. 7 to purchase Stock that is intended to satisfy the requirements of sec. 422 of the Code.

     2.12 Key Person -- means an employee or consultant of the Company or any Parent, Subsidiary or Affiliate designated by the Committee who, in the judgment of the Committee acting in its absolute discretion, is key directly or indirectly to the success of the Company.

     2.13 1933 Act -- means the Securities Act of 1933, as amended.

     2.14 1934 Act -- means the Securities Exchange Act of 1934, as amended.

     2.15 Non-ISO -- means an option granted under sec. 7 or sec. 8 to purchase Stock that (1) by its terms provides that it will not be treated as an incentive stock option under sec. 422 of the Code or (2) fails in operation or by its terms to satisfy the requirements of sec. 422 of the Code.

     2.16 Option -- means an ISO or a Non-ISO.


     2.17 Option Certificate -- means the document that sets forth the terms and conditions of an Option (and, if so provided, a Stock Appreciation Right granted in connection with an Option).


     2.18 Option Price -- means the price that shall be paid to purchase one share of Stock upon the exercise of an Option.

     2.19 Parent -- means any corporation that is a parent corporation (within the meaning of sec. 424(e) of the Code) of the Company.

     2.20 Plan -- means this Metal Management, Inc. 2002 Incentive Stock Plan as effective as of the date adopted by the Board in 2002 and as amended from time to time thereafter.

     2.21 Rule 16b-3 -- means the exemption under Rule 16b-3 to Section 16(b) of the 1934 Act or any successor to such rule.

     2.22 Stock -- means the $.01 par value common stock of the Company.

     2.23 Stock Appreciation Right -- means a right granted under sec. 9 to receive the appreciation in a share of Stock.

     2.24 Stock Appreciation Right Certificate -- means the document that sets forth the terms and conditions of a Stock Appreciation Right that is not granted as part of an Option.

     2.25 SAR Value -- means the value assigned by the Committee to a share of Stock in connection with the grant of a Stock Appreciation Right.

     2.26 Stock Grant -- means Stock granted under sec. 10.

     2.27 Stock Grant Certificate -- means the document that sets forth the terms and conditions of a Stock Grant.

     2.28 Subsidiary -- means a corporation that is a subsidiary corporation (within the meaning of sec. 424(f) of the Code) of the Company.

     2.29 Ten Percent Shareholder -- means a person who owns (after taking into account the attribution rules of sec. 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of either the Company, a Subsidiary or Parent.

                                   SECTION 3.
                           SHARES RESERVED UNDER PLAN

     Subject to sec. 14, there shall be 2,000,000 shares of Stock reserved for issuance under this Plan. Such shares of Stock shall be reserved to the extent that the Company deems appropriate from authorized but unissued shares of Stock and from shares of Stock that have been reacquired by the Company. Any shares of Stock subject to an Option or Stock Grant that remain unissued after the cancellation, expiration or exchange of such Option or Stock Grant or that are forfeited after issuance thereafter shall again become available for issuance under this Plan. The shares of Stock reserved for issuance under this Plan shall be reduced to the extent that shares are issued as payment under sec. 9.3 upon the exercise of a Stock Appreciation Right, but Stock Appreciation Rights otherwise shall not reduce the number of shares available for issuance under this Plan. Any shares of Stock that would be transferred pursuant to the Plan but that are used to satisfy a withholding obligation shall be treated as transferred under this Plan and shall not again become available for grants under this Plan.

                                   SECTION 4.
                                 EFFECTIVE DATE

     The effective date of this Plan shall be the date of its adoption by the Board, provided the shareholders of the Company (acting at a duly called meeting of such shareholders) approve such adoption within twelve months of such effective date. Any ISO granted before such shareholder approval automatically shall be granted subject to such approval.

                                   SECTION 5.
                                   COMMITTEE

     This Plan shall be administered by the Committee. If there is no Committee (for example, because the Board has not appointed a Committee or the members of the appointed committee do not satisfy the requirements of sec. 2.7), the Board shall administer the Plan (and any reference in the Plan to the Committee shall mean a reference to the Board). The Committee acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan and, further, the Committee shall have the power to interpret this Plan and (subject to sec. 15 and sec. 16 and Rule 16b-3) to take such other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances, which action shall be binding on the Company, on each affected Key Person or Director and on each other person directly or indirectly affected by such action. The Committee, in its discretion, may delegate to one or more of its members or one or more officers of the Company the right to grant Awards to Key Persons who are not officers of the Company. In addition, the Committee may authorize any of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.

                                   SECTION 6.
                       ELIGIBILITY AND ANNUAL GRANT CAPS

     Only Key Persons who are employed by the Company or a Subsidiary or Parent shall be eligible for the grant of ISOs under this Plan. All Key Persons shall be eligible for the grant of Non-ISOs, Stock Appreciation Rights and Stock Grants. No Key Person, however, shall be granted in any calendar year Options, Stock Appreciation Rights, or Stock Grants that individually or in the aggregate are based on more than 500,000 shares of Stock. Directors shall be eligible for the grant of Non-ISOs in accordance with the provisions of sec. 8.

                                   SECTION 7.
                                    OPTIONS

     7.1 Committee Action. The Committee acting in its absolute discretion shall have the right to grant Options to Key Persons from time to time. The Committee shall have the right to grant new Options in exchange for the cancellation of outstanding Options that have a higher or lower Option Price than the new Options. Each grant of an Option shall be evidenced by an Option Certificate, and each Option Certificate shall set forth whether the Option is an ISO or a Non-ISO and such other terms and conditions as the Committee acting in its absolute discretion deems consistent with the terms of this Plan. If the Committee grants an ISO and a Non-ISO to a Key Person on the same date, the right of the Key Person to exercise the ISO shall not be conditioned on his or her failure to exercise the Non-ISO. The Committee, in its sole discretion, at any time may accelerate the vesting of an Option or waive any conditions or restrictions relating to the Option or the shares of Stock covered thereby.

     7.2 $100,000 Limit. No Option shall be treated as an ISO to the extent that the aggregate Fair Market Value of the Stock subject to the Option that would first become exercisable in any calendar year exceeds $100,000. Any such excess instead automatically shall be treated as a Non-ISO. The Committee shall interpret and administer the ISO limitation set forth in this sec. 7.2 in accordance with sec. 422(d) of the Code, and the Committee shall treat this sec. 7.2 as in effect only for those periods for which sec. 422(d) of the Code is in effect.

     7.3 Option Price. The Option Price for an ISO shall be no less than the Fair Market Value of a share of Stock on the date the Option is granted; provided, however, if an ISO is granted to a Key Person who is a Ten Percent Shareholder, the Option Price of such ISO shall be no less than 110% of the Fair Market Value of a share of Stock on the date such ISO is granted. The Option Price for a Non-ISO may be equal to, greater than or less than the Fair Market Value of a share of Stock on the date the Option is granted.

     7.4 Payment of Option Price. The Option Price shall be payable in full upon the exercise of any Option or the Key Person shall have entered into an agreement with the Company and a broker acceptable to the Committee to the effect that the Company will transfer the shares to the brokerage account of the Key Person and the broker will transfer the Option Price to the Company on that same date. At the discretion of the Committee, an Option Certificate may provide for the payment of the Option Price either in cash, by check or in Stock that has been held by the optionee for at least six months, or in any combination of cash, check and such Stock, or by such other means as the Committee determines appropriate at the time of grant of the Option. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the Key Person causes such Stock to be transferred to the account of the Company.

     7.5 Exercise Period. Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Option Certificate, but no Option Certificate shall make an Option exercisable on or after the earlier of

          (1) the date that is the fifth anniversary of the date the Option is granted, if the Option is an ISO and the Key Person is a Ten Percent Shareholder on the date the Option is granted, or

          (2) the date that is the tenth anniversary of the date the Option is granted, if the Option is (a) a Non-ISO or (b) an ISO that is granted to a Key Person who is not a Ten Percent Shareholder on the date the Option is granted.

     An Option Certificate may provide for the exercise of an Option after the employment or service of a Key Person has terminated for any reason whatsoever, and unless an Option Certificate provides otherwise, an Option granted to a Key Person may be exercised by the Key Person (to the extent exercisable) during the period that the Key Person remains an employee or consultant of the Company or any Parent, Subsidiary or Affiliate and for a period of three months (one year for a Non-ISO in the case of retirement on or after the age of 65) after the Key Person's employment or service as a consultant terminates other than as a result of death, total and permanent disability (as determined by the Committee), or Cause; provided that in no event shall the Option be exercisable more than ten years (five years in the case of an ISO granted to a Ten Percent Shareholder) after the grant date. Unless an Option Certificate provides otherwise, if the Key Person's employment or service as a consultant terminates as a result of death or total and permanent disability (as determined by the Committee), the Option will vest immediately and may be exercised thereafter for a period of one year if an ISO or two years if a Non-ISO after the Key Person's employment or service as a consultant terminates by the executor or administrator of the Key Person's estate or by the person or persons to whom the Key Person's rights under the Option pass by the Key Person's will or the laws of descent and distribution; provided that in no event shall the Option be exercisable more than ten years (five years in the case of an ISO granted to a Ten Percent Shareholder) after the grant date. Unless an Option Certificate provides otherwise, if the Key Person is terminated for Cause, the Option will expire immediately and automatically at the time of such termination.

     7.6 Reload Option Grants. An Option Certificate may provide for the automatic grant of additional Options as of each date that a Key Person exercises the original Option if the Key Person in connection with such exercise uses (in accordance with sec. 7.4) Stock to pay all or a part of the Option Price or uses Stock to satisfy all or a part of any related tax withholding requirement. As for each such additional Option,

          (1) the number of shares of Stock subject to the additional Option shall be no more than the number of shares of Stock used to pay the related Option Price or to satisfy the related withholding requirement,

          (2) the Option Price shall be no less than the Fair Market Value of a share of Stock on the date of the grant of the reload Option,

          (3) the additional Option shall expire no later than the expiration date for the original Option, and

          (4) the additional Option shall be subject to such other terms and conditions as the Committee deems appropriate under the circumstances.

                                   SECTION 8.
                              GRANTS TO DIRECTORS

     8.1 Automatic Grants. Each Director who is a member of the Board on the date the Plan is approved by the shareholders of the Company automatically shall be granted (without any action on the part of the Committee) on such date a Non-ISO to purchase 15,000 shares of Stock at an Option Price equal to the Fair Market Value of a share of Stock on such date. Thereafter, each Director who is a member of the Board as of the first day of each fiscal year of the Company beginning after the date the Plan is approved by the shareholders automatically shall be granted on the date of the first regular meeting of the Board in the first fiscal quarter of such year a Non-ISO to purchase 15,000 shares of Stock at an Option Price equal to the Fair

Market Value of a share of Stock on the date of such grant, or if there is no regular meeting of the Board in the first fiscal quarter of such year, such Non-ISO grant shall occur on the last day of such quarter; provided that the Director continues on the Board as of the date of grant. If a Director commences service on the Board after the first day of a fiscal year, the Director automatically shall be granted (without any action on the part of the Committee) on the later of (a) the date of grant to Directors serving on the Board on the first day of the fiscal year of the Company or (b) the date the Director commences service on the Board, a Non-ISO to purchase a number of shares of Stock for such fiscal year determined by multiplying 15,000 by a fraction the numerator of which is the number of full and partial months remaining in such fiscal year on the date the Director commences service on the Board and the denominator of which is 12, at an Option Price equal to the Fair Market Value of a share of Stock on the date of such grant; provided that the Director continues on the Board as of the date of grant. Each Option granted to a Director under this sec. 8 shall be evidenced by an Option Certificate that sets forth the terms and conditions set forth in this sec. 8.

     8.2 Exercise of Options. The shares of Stock subject to an Option granted to a Director shall become exercisable on the last day of the fiscal year of the Company during which such Option was granted, so long as the Director remains on the Board through that date. The right to purchase shares of Stock subject to an Option that has become exercisable shall be cumulative during the term of the Option. The Option may be exercised by the Director (to the extent exercisable) during the period that the Director remains on the Board and for a period of three months after the Director ceases to serve as a member of the Board other than as a result of death or disability (as determined by the Board); provided that in no event shall the Option be exercisable more than ten years after the grant date. If the Director ceases to serve as a member of the Board as a result of death or disability (as determined by the Board), the Option may be exercised thereafter (to the extent exercisable) for a period of twelve months after the Director ceases to serve as a member of the Board by the executor or administrator of the Director's estate or by the person or persons to whom the Director's rights under the Option pass by the Director's will or the laws of descent and distribution; provided that in no event shall the Option be exercisable more than ten years after the grant date.

     8.3 Payment of Option Price. No shares of Stock shall be issued upon exercise of an Option by a Director until the Company has received full payment of the Option Price or the Director has entered into an agreement with the Company and a broker acceptable to the Committee to the effect that the Company will transfer the shares to the brokerage account of the Director and the broker will transfer the Option Price to the Company on that same date. The Option Price may be paid either in cash, by check or in Stock that has been held by the Director for at least six months, or in any combination of cash, check and such Stock. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the Director causes such Stock to be transferred to the account of the Company.

                                   SECTION 9.
                           STOCK APPRECIATION RIGHTS

     9.1 Committee Action. The Committee acting in its absolute discretion may grant Stock Appreciation Rights to Key Persons from time to time, and each Stock Appreciation Right grant shall be evidenced by a Stock Appreciation Right Certificate or, if such Stock Appreciation Right is granted as part of an Option, shall be evidenced by the Option Certificate for the related Option.

     9.2 Terms and Conditions.

          (a) Stock Appreciation Right Certificate. Each Stock Appreciation Right Certificate shall set forth the number of shares of Stock on which the Key Person's right to appreciation shall be based and the SAR Value of each share of Stock. Such SAR Value shall be no less than the Fair Market Value of a share of Stock on the date that the Stock Appreciation Right is granted. The Stock Appreciation Right Certificate shall set forth such other terms and conditions for the exercise of the Stock Appreciation Right as the Committee deems appropriate under the circumstances, but no Stock Appreciation Right Certificate shall make a Stock Appreciation Right exercisable on or after the date that is the tenth anniversary of the date such Stock Appreciation Right is granted.

          (b) Option Certificate. If a Stock Appreciation Right is evidenced by an Option Certificate, the number of shares of Stock subject to the Stock Appreciation Right shall be based shall be the same as the number of shares of Stock subject to the related Option, and the SAR Value for each such share of Stock shall be no less than the Option Price under the related Option. Each such Option Certificate shall provide that the exercise of the Stock Appreciation Right with respect to any share of Stock shall cancel the Key Person's right to exercise his or her Option with respect to such share and, conversely, that the exercise of the Option with respect to any share of Stock shall cancel the Key Person's right to exercise his or her Stock Appreciation Right with respect to such share. A Stock Appreciation Right that is granted as part of an Option shall be exercisable only while the related Option is exercisable. The Option Certificate shall set forth such other terms and conditions for the exercise of the Stock Appreciation Right as the Committee deems appropriate under the circumstances.


          (c) Exercise. A Stock Appreciation Right shall be exercisable only when the Fair Market Value of a share of Stock on which the right to appreciation is based exceeds the SAR Value for such share. A Key Person upon the exercise of his or her Stock Appreciation Right shall receive a payment from the Company in cash or in Stock, or in a combination of cash and Stock, equal to the excess of the Fair Market Value of the shares of Stock to which the exercise relates over the SAR Value for such shares. If payment is made in whole or in part in Stock, the number of shares of Stock paid shall be based on the Fair Market Value of a share on the date the Stock Appreciation Right is exercised. The Committee acting in its absolute discretion shall have the right to determine the form of payment under this sec. 9.2.


                                  SECTION 10.
                                  STOCK GRANTS

     10.1 Committee Action. The Committee acting in its absolute discretion may make Stock Grants to Key Persons, including, but not limited to, restricted stock grants. Each Stock Grant shall be evidenced by a Stock Grant Certificate, and each Stock Grant Certificate shall set forth the conditions, if any, under which Stock will be issued under the Stock Grant and the conditions under which the Key Person's interest in any Stock that has been issued will become non-forfeitable. The Committee, in its sole discretion, may at the time a Stock Grant is made or at any time thereafter provide for the deemed satisfaction of the conditions to which the Stock Grant is subject and the early vesting of the Stock Grant.

     10.2 Conditions.

          (a) Conditions to Issuance of Stock. The Committee acting in its absolute discretion may make the issuance of Stock under a Stock Grant subject to the satisfaction of one, or more than one, condition that the Committee deems appropriate under the circumstances for Key Persons generally or for a Key Person in particular, and the related Stock Grant Certificate shall set forth each such condition and the deadline for satisfying each such condition. Stock subject to a Stock Grant shall be issued in the name of a Key Person only after each such condition, if any, has been timely satisfied, and any Stock that is so issued shall be held by the Company pending the satisfaction of the forfeiture conditions, if any, under sec. 10.2(b) for the related Stock Grant.

          (b) Forfeiture Conditions. The Committee acting in its absolute discretion may make Stock issued in the name of a Key Person subject to one, or more than one, objective employment, performance or other forfeiture condition (including a performance goal specified in sec. 17.1) that the Committee acting in its absolute discretion deems appropriate under the circumstances for Key Persons generally or for a Key Person in particular, and the related Stock Grant Certificate shall set forth each such forfeiture condition, if any, and the deadline, if any, for satisfying each such forfeiture condition. A Key Person's non-forfeitable interest in the shares of Stock underlying a Stock Grant shall depend on the extent to which he or she timely satisfies each such condition. Each share of Stock underlying a Stock Grant shall be unavailable under sec. 3 after such grant is effective unless such share thereafter is forfeited as a result of a failure to timely satisfy a forfeiture condition, in which event such share of Stock shall again become available under sec. 3 as of the date of such forfeiture.

     10.3 Dividends and Voting Rights. Unless the Stock Grant Certificate provides otherwise, if a cash dividend is paid on a share of Stock after such Stock has been issued under a Stock Grant but before the first date that a Key Person's interest in such Stock (1) is forfeited completely or (2) becomes completely non-forfeitable, the Company shall pay such cash dividend directly to such Key Person. If a Stock dividend is paid on such a share of Stock during such period, such Stock dividend shall be treated as part of the related Stock Grant, and a Key Person's interest in such Stock dividend shall be forfeited or shall become non-forfeitable at the same time as the Stock with respect to which the Stock dividend was paid is forfeited or becomes non-forfeitable. The disposition of each other form of dividend that is declared on such a share of Stock during such period shall be made in accordance with such rules as the Committee shall adopt with respect to each such dividend. A Key Person also shall have the right to vote the Stock issued under his or her Stock Grant during such period.

     10.4 Satisfaction of Forfeiture Conditions. A share of Stock shall cease to be subject to a Stock Grant at such time as a Key Person's interest in such Stock becomes non-forfeitable under this Plan, and the certificate representing such share shall be transferred to, or registered in the name of, the Key Person as soon as practicable thereafter.

                                  SECTION 11.
                              NON-TRANSFERABILITY

     No Award shall (absent the Committee's consent) be transferable by a Key Person or a Director other than by will or by the laws of descent and distribution, and any Award shall (absent the Committee's consent) be exercisable during a Key Person's or Director's lifetime only by the Key Person or Director. Notwithstanding the foregoing, an Award (other than an ISO) may permit the transfer of the Award by the Key Person or Director pursuant to a qualified domestic relations order (as defined in Code sec. 414(p)), provided the transfer of such Award would not adversely affect the qualification of such Award or the underlying shares of Stock for registration on a Registration Statement on Form S-8. The person or persons to whom an Award is transferred by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order (or with the Committee's consent) thereafter shall be treated as the Key Person or Director.

                                  SECTION 12.
                            SECURITIES REGISTRATION

     As a condition to the receipt of shares of Stock under this Plan, the Key Person or Director shall, if so requested by the Company, agree to hold such shares of Stock for investment and not with a view of resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. Furthermore, if so requested by the Company, the Key Person or Director shall make a written representation to the Company that he or she will not sell or offer for sale any of such Stock unless a registration statement shall be in effect with respect to such Stock under the 1933 Act and any applicable state securities law or he or she shall have furnished to the Company an opinion in form and substance satisfactory to the Company of legal counsel satisfactory to the Company that such registration is not required. Certificates representing the Stock transferred upon the exercise of an Option or Stock Appreciation Right or upon the lapse of the forfeiture conditions, if any, on any Stock Grant may at the discretion of the Company bear a legend to the effect that such Stock has not been registered under the 1933 Act or any applicable state securities law and that such Stock cannot be sold or offered for sale in the absence of an effective registration statement as to such Stock under the 1933 Act and any applicable state securities law or an opinion in form and substance satisfactory to the Company of legal counsel satisfactory to the Company that such registration is not required.

                                  SECTION 13.
                                  LIFE OF PLAN

     No Award shall be granted under this Plan on or after the earlier of

          (1) the tenth anniversary of the effective date of this Plan (as determined under sec. 4), in which event this Plan otherwise thereafter shall continue in effect until all outstanding Options and Stock Appreciation Rights have been exercised in full or no longer are exercisable and all Stock issued under any Stock Grants under this Plan has been forfeited or has become non-forfeitable, or

          (2) the date on which all of the Stock reserved under sec. 3 has (as a result of the exercise of Options or Stock Appreciation Rights or the satisfaction of the forfeiture conditions, if any, on Stock Grants) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

                                  SECTION 14.
                                   ADJUSTMENT

     14.1 Capital Structure. The number, kind or class (or any combination thereof) of shares of Stock reserved under sec. 3, the annual grant caps described in sec. 6, the annual Director grants described in sec. 8, the number, kind or class (or any combination thereof) of shares of Stock subject to an Award, and the Option Price or SAR Value of an Award shall be adjusted by the Committee in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits, effected without receipt of consideration by the Company.

     14.2 Mergers. The Committee as part of any corporate transaction described in sec. 424(a) of the Code shall have the right to adjust (in any manner that the Committee in its discretion deems consistent with sec. 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock reserved under sec. 3, the annual grant caps described in sec. 6, and the annual Director grants described in sec. 8. The Committee as part of any corporate transaction described in sec. 424(a) of the Code also shall have the right to adjust (in any manner that the Committee in its discretion deems consistent with sec. 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock subject to an Award, the Option Price or SAR Value of an Award, and any grant and forfeiture conditions of an Award. Furthermore, the Committee shall have the right (in any manner that the Committee in its discretion deems consistent with sec. 424(a) of the Code and without regard to the annual grant caps described in sec. 6) to make any Award to effect the assumption of, or the substitution for, stock grants and option and stock appreciation right grants previously made by any other entity to the extent that such corporate transaction calls for such substitution or assumption of such stock grants and stock option and stock appreciation right grants.

     14.3 Fractional Shares. If any adjustment under this sec. 14 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to an Award shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this sec. 14 by the Committee shall be conclusive and binding on all affected persons.

                                  SECTION 15.
                               CHANGE IN CONTROL

     If there is a Change in Control, then any and all conditions to the exercise of all then outstanding Options and Stock Appreciation Rights and any and all issuance and forfeiture conditions on all then outstanding Stock Grants automatically shall be deemed satisfied in full, and the Board shall have the right to cancel such Options, Stock Appreciation Rights and Stock Grants if (1) the Company transfers to the Key Person or Director shares of Stock, the number of which shall be determined by the Company by dividing the excess of (a) the fair market value of the number of shares which remain subject to the exercise of such Option or SAR over the total Option Price or SAR Value (as the case may be) for such shares by (b) the fair market value of a share of Stock on such date, which number shall be rounded down to the nearest whole number, or (2) the Company transfers to the Key Person or Director the same consideration which the Key Person or Director otherwise would receive as a shareholder of the Company in connection with such Change in Control if the Key Person or Director held the number of shares of Stock which would have been transferable to him or to her under (1) above if such number had been determined immediately before such Change in Control.

                                  SECTION 16.
                            AMENDMENT OR TERMINATION

     This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, (1) no amendment (including an amendment to increase the number of shares of Stock available for issuance of ISOs) shall be made absent the approval of the shareholders of the Company to the extent such approval is required under applicable law and (2) no amendment shall adversely affect any rights under an Award previously made unless the Key Person or Director consents in writing. The Board also may suspend granting Awards at any time and may terminate this Plan at any time; provided, however, the Board or the Committee shall not have the right unilaterally to modify, amend or cancel any Award granted before such suspension or termination unless (x) the modification or amendment does not adversely affect any rights under the Award, (y) the Key Person or Director consents in writing to such modification, amendment or cancellation, or (z) there is a transaction described in sec. 14 or sec. 15 (in which case the Committee may act as provided in such Sections).

                                  SECTION 17.
                                 MISCELLANEOUS

     17.1 Performance Goals. As a condition to the grant of an Award, or the issuance of shares subject to an Award, the Committee may prescribe corporate, divisional and/or individual performance goals applicable to all or any portion of the shares subject to the Award. Performance goals may be based on achieving a certain level of revenue, earnings, earnings per share, net income, return on equity, return on capital, return on assets, total shareholder return, return on sales or cash flow, or any combination thereof, of the Company or the Company and its Subsidiaries and Affiliates, or any division thereof, or on the extent of changes in such criteria.

     17.2 Shareholder Rights. No Key Person or Director shall have any rights as a shareholder of the Company as a result of the grant of an Option or a Stock Appreciation Right pending the actual delivery of the Stock subject to such Award to such Key Person or Director. Subject to sec. 10.3, a Key Person's rights as a shareholder in the shares of Stock underlying a Stock Grant that is effective shall be set forth in the related Stock Grant Certificate.

     17.3 No Contract of Employment. The grant of an Option or a Stock Appreciation Right or a Stock Grant to a Key Person under this Plan shall not constitute a contract of employment and shall not confer on a Key Person any rights upon his or her termination of employment or service in addition to those rights, if any, expressly set forth in the related Option Certificate, Stock Appreciation Right Certificate or Stock Grant Certificate.

     17.4 Withholding. Each Award shall be made subject to the condition that the Key Person or Director consents to whatever action the Committee directs to satisfy the minimum statutory federal and state tax withholding requirements, if any, that the Committee in its discretion deems applicable to the exercise of the Option, or, in the case of a Key Person, Stock Appreciation Right, or the satisfaction of any forfeiture conditions with respect to Stock subject to a Stock Grant issued in the name of a Key Person, including requiring the Key Person or Director to remit to the Company in cash the required withholding amount. The Committee also shall have the right to provide in an Option Certificate, Stock Appreciation Right Certificate or Stock Grant Certificate that a Key Person or Director may elect to satisfy such minimum statutory federal and state tax withholding requirements through a reduction in the cash or the number of shares of Stock actually transferred to him or to her under this Plan. No withholding shall be effected under this Plan that exceeds the minimum statutory federal and state withholding requirements. The Committee acting in its absolute discretion shall have the power to authorize and direct the Company to pay a cash bonus (or to provide in the terms of an Award for the Company to make such payment) to a Key Person or Director to pay all, or any portion of, his or her federal, state and local income tax liability that the Committee deems attributable to his or her Award and, further, to pay any such tax liability attributable to such cash bonus.

     17.5 Construction. All references to sections (sec.) are to sections (sec.) of this Plan unless otherwise indicated. This Plan shall be construed under the laws of the State of Delaware. Finally, each term set forth in sec. 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.

     17.6 Other Conditions. Each Option Certificate, Stock Appreciation Right Certificate or Stock Grant Certificate may require that a Key Person (as a condition to the exercise of an Option or a Stock Appreciation Right or the issuance of Stock subject to a Stock Grant) or Director (as a condition to the exercise of an Option) enter into any agreement or make such representations prepared by the Company, including (without limitation) any agreement that restricts the transfer of Stock acquired pursuant to the exercise of an Option or a Stock Appreciation Right or a Stock Grant or provides for the repurchase of such Stock by the Company.

     17.7 Loans. If approved by the Committee, the Company may lend money to, or guarantee loans made by a third party to, any Key Person or Director to finance all or a part of the exercise of any Option granted under this Plan, or, in the case of a Key Person, the purchase of any Stock subject to a Stock Grant under this Plan, and the exercise of an Option or the purchase of any such Stock with the proceeds of any such loan shall be treated as an exercise or purchase for cash under this Plan.

     IN WITNESS WHEREOF, Metal Management, Inc. has caused its duly authorized officer to execute this Plan to evidence its adoption of this Plan.

                                          METAL MANAGEMENT, INC.

                                          By:

Date:

                                                                      APPENDIX B

                             METAL MANAGEMENT, INC.
                            AUDIT COMMITTEE CHARTER

     The Board of Directors (the "Board") of Metal Management, Inc. (the "Company") has heretofore constituted and established an Audit Committee (the "Audit Committee") with authority, responsibility and specific duties as described in the Audit Committee Charter (the "Charter"). This document replaces and supersedes in its entirety the previous Charter of the Audit Committee adopted by the Board. This Charter is intended to be flexible so that the Audit Committee is able to meet changing conditions. The Audit Committee is authorized to take such further actions as are consistent with the following described responsibilities and to perform such other actions as applicable law, the Company's constituent documents and the Board may require.

     The Audit Committee, including the Chairman of the Audit Committee, shall be elected by the Board and shall be comprised of not less than three directors, each of whom is independent as defined by Section 10A(m)(3) of the Securities Exchange Act of 1934 and the regulations thereunder and by the NASDAQ National Market System (the "NASDAQ"). The Audit Committee, including the composition of its membership, shall at all times be in compliance with the rules and regulations issued from time to time by any authorities having jurisdiction over its affairs, including the United States Securities and Exchange Commission (the "SEC"), the National Association of Securities Dealers, Inc. and the NASDAQ.

     The Audit Committee is appointed by the Board to assist the Board in fulfilling its responsibilities in matters relating to accounting and financial reporting practices of the Company and the adequacy of the Company's internal controls.

     The Audit Committee shall have the authority (but shall not be required) to retain special legal, accounting or other consultants to advise the Audit Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Audit Committee may also meet with the Company's bankers, investment bankers or any financial analysts who follow the Company.

     The Audit Committee shall make periodic reports to the Board. With regard to its responsibilities, the Audit Committee shall:

          1. Review and reassess the adequacy of this Charter periodically as appropriate and recommend any proposed changes to the Board for approval.

          2. Review the annual audited financial statements (with management and separately with the independent auditor out of the presence of management), including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements; and review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

          3. Review with management and the independent auditor the Company's quarterly financial statements, including the results of the independent auditor's reviews of the quarterly financial statements, prior to the public release of financial information.

          4. Review with management and the independent auditor the effect of regulatory and accounting initiatives as well as any material off-balance sheet structures on the Company's financial statements.

          5. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

          6. Establish procedures for the evaluation of the Company's major financial risk exposures and meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

          7. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor and consider whether the provision of non-audit services is compatible with maintaining the auditor's independence.

          8. Appoint the independent auditor, which firm shall report directly to the Audit Committee and is ultimately accountable to the Audit Committee and the Board.

          9. Review any appointments and replacements of the internal audit director.

          10. Approve the proposed scope of the independent auditor's annual audit plan and fees for such services, including the procedures to be followed, as well as the program for coordination of the independent and internal audit efforts.

          11. Approve any engagement of the independent auditor to provide non-audit services and the fees for such services.

          12. Review and discuss with management and the independent auditor any proposal for hiring any key employee of the independent auditor who was engaged on the Company's account.

          13. Review the significant reports to management prepared by the internal auditing department and management's responses.

          14. Discuss with the independent auditor the matters required to be discussed by the Statement on Auditing Standards No. 61 relating to the conduct of the audit.

          15. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

             (a) any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, and any disagreements with management;

             (b) any changes required in the planned scope of the internal audit; and

             (c) the internal audit department responsibilities, budget and staffing.

          16. Prepare the report required by the rules of the SEC to be included in the Company's annual proxy statement.

          17. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

          18. Review with management any matters that may have a material impact on the financial statements, including the Company's compliance policies, any material reports or inquiries received from regulators or governmental agencies and any employee complaints or published reports.

          19. Approve the fees to be paid to any special legal, accounting or other advisers retained by the Audit Committee.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to assure compliance with laws and regulations.

PROXY                                                                      PROXY


                             METAL MANAGEMENT, INC.
                            500 NORTH DEARBORN STREET
                                    SUITE 405
                             CHICAGO, ILLINOIS 60610


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned appoints Albert A. Cozzi and Robert C. Larry, and each of them, as Proxy, each with full power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of Metal Management, Inc. held of record by the undersigned on August 14, 2002, at the Annual Meeting of Stockholders to be held on September 18, 2002 or any adjournment thereof.


         PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.


                  (Continued and to be signed on reverse side.)

                             METAL MANAGEMENT, INC.
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. -

1.  Election of Directors -                For    Withhold   For All  2. Proposal to adopt the Company's    For   Against   Abstain
    Nominees: Albert A. Cozzi; Daniel W.   All       All     Except      2002 Incentive Stock Plan and       -       -         -
    Dienst; John T. DiLacqua; Kevin P.      -         -         -        the issuance of up to 2,000,000
    McGuinness; Harold J. Rouster                                        shares of the Company's common
                                                                         stock thereunder.

                                                                      3. Proposal to approve the            For   Against   Abstain
                                                                         appointment of                      -       -         -
    ---------------------------------------------------------------      PricewaterhouseCoopers LLP as
    (Except nominees written above)                                      the independent public
                                                                         accountants of the Company
                                                                         for the fiscal year ending
                                                                         March 31, 2003.

                                                                      4. In his discretion, the Proxy
                                                                         is authorized to vote upon
                                                                         such other business as may
                                                                         properly come before the
                                                                         meeting or any adjournment
                                                                         thereof.

                                                                     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
                                                                     DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION
                                                                     IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                                                                     Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as executor, trustee, guardian or in another representative capacity, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a limited liability company, please sign in the name of the company by an authorized person. If a partnership, please sign in partnership name by an authorized person.

                                                                                              Date                           , 2002
                                                                                                   --------------------------


                                                                     Title
                                                                           ---------------------------------------------------------

                                                                     Signature(s)
                                                                                 ---------------------------------------------------


                                                                     ---------------------------------------------------------------
                                                                     If signing as attorney, executor, administrator, trustee or guardian on behalf of an entity (corporation, partnership, etc.), please indicate office or capacity.



                            - FOLD AND DETACH HERE -


                             YOUR VOTE IS IMPORTANT!



         PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.